Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF

IN RE:			}	CASE NUMBER
			}	13-11456
}
}
}
DEBTOR(S)	GMX Resources Inc.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	May 1, 2013	TO	May 31, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hock
Attorney for Debtor's Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
GMX Resources Inc.	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1.	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2.	Initial Filing Requirements
3.	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING May 1, 2013 AND ENDING May 31, 2013

Name of Debtor: GMX Resources Inc.     Case Number 13-11456
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	5,883,621	945,484
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	5,653,915	11,057,222
	C. Other Receipts (See MOR-3)	567,040	10,191,048
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	6,220,955	21,248,270
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	12,104,576	22,193,754
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	7,037	9,030
	C. Contract Labor	35,177	35,177
	D. Fixed Asset Payments (not incl. in “N”)	699,393	4,223,423
	E. Insurance	1,067,109	1,153,811
	F. Inventory Payments (See Attach. 2)	16,761	36,360
	G. Leases	510,352	1,319,857
	H. Manufacturing Supplies	—	—
	I. Office Supplies	53,766	80,532
	J. Payroll - Net (See Attachment 4B)	664,870	1,063,446
	K. Professional Fees (Accounting & Legal)	125,024	255,105
	L. Rent	97,971	181,595
	M. Repairs & Maintenance	5,888	7,928
	N. Secured Creditor Payments (See Attach. 2)	516,667	1,239,792
	O. Taxes Paid - Payroll (See Attachment 4C)	175,403	357,978
	P. Taxes Paid - Sales & Use (See Attachment 4C)	20	4,408
	Q. Taxes Paid - Other (See Attachment 4C)	6,631	13,653
	R. Telephone	17,123	31,900
	S. Travel & Entertainment	27,641	40,693
	Y. U.S. Trustee Quarterly Fees	—	—
	U. Utilities	51,444	85,316
	V. Vehicle Expenses	—	—
	W. Other Operating Expenses (See MOR-3)	1,516,494	5,543,945
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	5,594,771	15,683,949
7.	ENDING BALANCE (Line 4 Minus Line 6)	6,509,805	6,509,805

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 25th day of June, 2013	/s/ Michael J. Rohleder
Michael J. Rohleder, President

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Debtor In Possession ("DIP") Loan	$—	$9,540,000
Cash distribution from Endeavor Gathering LLC	297,790	354,530
Return of excess insurance deposit	170,698	170,698
Miscellaneous refunds	98,552	125,820
Total	$567,040	$10,191,048

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount (1)	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Return of erroneous joint interest payment received	$—	$621,265
Monthly gathering and transportation fee to Endeavor Gathering	171,060	1,396,150
Volumetric production payment	—	857,840
Monthly distribution to royalty and working interest owners	1,268,983	2,592,239
Miscellaneous disbursements	76,451	76,451
Total	$1,516,494	$5,543,945

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Name of Debtor: GMX Resources Inc. Case Number: 13-11456
Reporting Period beginning May 1, 2013 Period ending May 31, 2013
ACCOUNTS RECEIVABLE AT PETITION DATE: $50,089,238
ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable (1)	Intercompany Receivable/Payable (2)	Total
Beginning of Month Balance (a)	$9,509,553	$2,348,922	$7,065,992	$33,491,281	$52,415,748
Plus: Current Month New Billings	$2,563,952	$130,318	$84,591	$1,623,651	$4,402,512
Minus: Collection During Month (b)	$(4,041,902)	$(680,401)	$(73,773)	$(857,839)	$(5,653,915)
Minus: Revenue Netting	$—	$(114,291)	$—	$—	$(114,291)
Plus/Minus: Adjustments or Writeoffs	$—	$—	$(461,364)	$(13,409,295)	$(13,870,659)
End of Month Balance (c)	$8,031,603	$1,684,548	$6,615,446	$20,847,798	$37,179,395
(1) Other Accounts Receivable contains Accounts Receivable due from a third party involving the Cotton Valley asset sale, and other Miscellaneous Receivables.
(2) Intercompany Receivable/Payable includes amounts due to or due from Endeavor Gathering LLC, which is a subsidiary of the Company that is not part of the consolidated bankruptcy filing.
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
Adjustments include reclass of intercompany accounts.
POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Oil & Gas Sales - For the current reporting month	$3,306,825	$2,859,092	$—	$—	$6,165,917
Joint Interest Billing	$125,448	$888,233	$—	$—	$1,013,681
Other Accounts Receivable	$4,167	$4,167	$—	$—	$8,334
Intercompany Receivable/Payable	$582,731	$717,056			$1,299,787

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
N/A	N/A	N/A

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning May 1, 2013 Period ending May 31, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount (b)

See Exhibit II attached. Note that the listing does not include accruals for invoices not yet received as of the closing of the financial statements for the current month.

☑ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation. The Company was given the authority to pay approximately $6.9 million in pre-petition debts. The court order providing authorization to pay these debts was previously provided with the filing of the April 2013 operating report. See Exhibit III attached, which is the schedule of pre-petition debts paid in the current reporting period.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$514,869
PLUS: New Indebtedness Incurred This Month	7,976,852
MINUS: Amount Paid on Post Petition Accounts Payable This Month	(5,197,726)
PLUS/MINUS: Adjustments *	—
Ending Month Balance (c)	$3,293,995

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
DIP Loan Agreement Interest	5/31/2013	$516,666.67	$—	$—

TOTAL (d)		$516,666.67

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning May 1, 2013 Period ending May 31, 2013

INVENTORY REPORT

	Inventory Balance at Petition Date	Inventory Balance @ Beginning of Month	Inventory Purchased During the Month	Inventory Used	Adjustments	Ending Inventory
Material Inventories	$3,299,079	$3,290,180	$478	$83,417	$—	$3,207,241
Oil Inventory	$69,600	$72,140	$—	$31,030	$—	$41,110
Total Inventory	$3,368,679	$3,362,320	$478	$114,447	$—	$3,248,351

METHOD OF COSTING INVENTORY: Method of Costing Inventory: Inventory consist of Materials used to maintain on Oil & Gas properties and crude oil in tanks. The cost of materials are based upon the purchase price of the item using FIFO method of valuation. Cost of Oil Inventory is based upon the lift cost of producing the oil.
*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING
Note: This section is not applicable. Other than oil in tanks, which is sold on a daily or weekly basis, the Company's inventory is held for oil and gas properties and not for resale.

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	$3,248,351
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.
Description of Obsolete Inventory: N/A
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's oil and natural gas properties, pipeline and related facilities, drilling rigs, machinery and equipment, buildings, leasehold improvements, office equipment and land.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$243,852,910
Minus: Depreciation Expense	(806,093)
Plus: New Purchases	2,077,629
Plus/Minus: Adjustments or Write-downs *	(167,804)
Ending Monthly Balance	$244,956,642
*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. The Company sold vehicles, computer equipment and wrote down the value of inventory during the reporting period.
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Capitalized interest, leasehold costs, capitalized G&A, intangible drilling costs, and well equipment.
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning May 1, 2013 Period ending May 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See Exhibit V). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	GMX Resources Inc. Operating Account and Controlled Disbursement Account	Account Number:	XXXXXX7607 (Operating Account) XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$7,192,982
Plus: Total Amount of Outstanding Deposits	35,750
Minus: Total Amount of Outstanding Checks and Other Debits *	(798,884)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$6,429,848

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning May 1, 2013 Period ending May 31, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: GMX Resources Inc. Operating Account and Controlled Disbursement Account

ACCOUNT NUMBER: XXXXXX7607 (Operating Account)
XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

See Exhibit IV

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning May 1, 2013 Period ending May 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Note: The Company uses a payroll service (Paylocity) to provide payroll and does not have a separate payroll account. Total bi-weekly payroll amounts for the Company are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT NUMBER: N/A
PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement                $ N/A

Plus Total Amount of Outstanding Deposits	$ N/A

Minus Total Amount of Outstanding Checks and other debits	$ N/A *

Minus Service Charges	$ N/A
Ending Balance per Check Register                $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning May 1, 2013 Period ending May 31, 2013

Note: The Company uses a payroll service (Paylocity) to service payroll and does not have a separate payroll account. The total funds are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A

ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning May 1, 2013 Period ending May 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate bank account related to taxes. Taxes are withdrawn from the Company's operating account. See "Attachment 5c" below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Oustanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning May 1, 2013 Period ending May 31, 2013

Note: The Company does not have a separate check register related to taxes. Taxes are withdrawn from the Company's operating account. See below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$175,403
Sales & Use Taxes Paid (b)	20
Other Taxes Paid (c)	6,631
Total (d)	$182,054

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Capital One Money Market Account	N/A	N/A	N/A	$25,107
Morgan Stanley Money Market Account	N/A	N/A	N/A	$50,049
Total (a)				$75,156

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
Oklahoma City Office	N/A	$4,777	N/A
Total (b)		$4,777

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

$274.10	Working Meals

Total Investments Accounts and Petty Cash (a + b) (c)	$79,933

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning May 1, 2013 Period ending May 31, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
Texas State Comptroller	6/19/2016	Production & Severance Tax	$1,209	4/19/2013	Mar-13
Texas State Comptroller	7/19/2013	Estimated Production & Severance Tax	$1,989	4/19/2013	Apr-13
Barber County Treasurer	1/31/2014	Estimated Ad Valorem Taxes	$192	No filings - Billed from County	Year of 2013
Cass County Tax Collector	1/31/2014	Estimated Ad Valorem Taxes	$173	4/15/2013	Year of 2013
Harrison Central	1/31/2014	Estimated Ad Valorem Taxes	$153,563	4/15/2013	Year of 2013
Harrison County	1/31/2014	Estimated Ad Valorem Taxes	$54,154	4/15/2013	Year of 2013
Marion County, Karen Jones	1/31/2014	Estimated Ad Valorem Taxes	$1,483	4/15/2013	Year of 2013
Panola County Clerk - Tax Assesor	1/31/2014	Estimated Ad Valorem Taxes	$1,258	4/15/2013	Year of 2013
Louisiana Dept of Revenue	9/15/2013	Estimated 2012 Income Tax	$500	Not yet filed.	Year of 2012
Total			$214,521

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning May 1, 2013 Period ending May 31, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid
Ken Kenworthy, Jr.	Chief Executive Officer	Salary	$62,594
		Gas Allowance	$868
Michael Rohleder	President	Salary	$48,681
James Merrill	Chief Financial Officer	Salary	$38,760
Gary Jackson	Executive Vice President Land	Salary	$37,500
		Gas Allowance	$1,750
Harry Stahel	Executive Vice President Finance	Salary	$34,615
Tom Boismier	Director	Director fee	$12,333
Thomas Casso	Director	Director fee	$12,333
Mike Cook	Director	Director fee	$10,333
Steve Craig	Director	Director fee	$12,333
Ken Kenworthy, Sr	Director	Director fee	$12,333
Jon "Tucker" McHugh	Director	Director fee	$12,333

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	53	—
Number hired during the period	—	—
Number terminated or resigned during the period	6	—
Number of employees on payroll at end of period	47	—

MOR-16

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
Great American Insurance Company 301 E. 4th Street Cincinnati, OH 45202	513-369-5000	IMP847592804	Insurance Policy covering equipment floater on owned pipe	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Zurich American Insurance Co. 1400 American Lane Schaumburg, IL 60195	1-800-987-3373	WC9280982	Workers compensation and employers liability	12/22/2013	N/A, all premiums have been paid in full
Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Crime, fidelity insurance, employment practices & fiduciary liability	12/22/2013	N/A, all premiums have been paid in full

MOR-17

Lloyd's of London c/o Continental Energy Specialist, L.P P.O. Box 689 Fulshear TX 77441	281-533-9067	CESEP12290	Operators extra expense policy	8/8/2013	N/A, all premiums have been paid in full
Lincoln National Life Insurance Company 8801 Indian Hills Drive Omaha NE 68114	402-361-7300	403001143	Group term life; accidental death & dismemberment and short-term disability	10/31/2013	N/A, all premiums have been paid in full
Vision Services Plan, Inc. Oklahoma	918-398-2600	30010641	Employee vision insurance	10/31/2013	N/A, all premiums have been paid in full
BlueCross BlueShield of Oklahoma	1-800-942-5837	Y01585	Group health insurance	10/31/2013	N/A, all premiums have been paid in full
Delta Dental	405-607-2100	939600001	Group dental insurance	10/31/2013	N/A, all premiums have been paid in full

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
N/A for this period

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-18

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A for this period

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before (see note below) .

Note: The Company is conducting a 363 asset sale. The Asset Purchase Agreement was signed May 15, 2013

MOR-19

Exhibit I
GMX Resources Inc.
Balance Sheet

ASSETS	May 31, 2013
CURRENT ASSETS:
Cash and cash equivalents	$6,509,805
Accounts receivable - interest owners	8,299,994
Accounts receivable - oil and natural gas revenues	8,031,603
Accounts receivable - intercompany	20,847,797
Inventories	41,110
Prepaid expenses and deposits	3,360,119
Assets held for sale	409,579
Total current assets	47,500,007

OIL AND NATURAL GAS PROPERTIES, BASED ON THE FULL COST METHOD
Properties being amortized	701,532,344
Properties not subject to amortization	139,530,695
Less accumulated depreciation, depletion and impairment	(609,418,643)
231,644,396

PROPERTY AND EQUIPMENT, AT COST, NET	13,312,247
OTHER ASSETS	9,994,332
Investment in Sub/Intercompany	27,303,631

TOTAL ASSETS	$329,754,611

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$24,100,113
Accounts payable - Intercompany	13,476,402
Other Accrued Expenses	8,018,125
Accrued interest	26,947,596
Revenue distribution payable	2,743,276
Short-term derivative instruments	1,888,832
Current maturities of long-term debt	10,025,750
Total current liabilities	87,200,094

LONG-TERM DEBT, LESS CURRENT MATURITIES	410,306,865

OTHER LIABILITIES	2,586,966

SHAREHOLDERS' EQUITY
9.25% Series B Cumulative Preferred Stock	3,177
Common stock	98,062
Additional paid-in capital	717,959,548
Retained earnings (Accumulated deficit)	(890,093,554)
Accumulated other comprehensive income, net of taxes	1,693,453
Total GMX shareholders' equity	(170,339,314)
Noncontrolling interest

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$329,754,611

MOR-20

GMX Resources Inc.
Income Statement

Month Ending
May 31, 2013
REVENUES
O&G sales	$1,484,302
Derivatives	53,998
TOTAL REVENUES	1,538,299

COSTS AND EXPENSES
Lease operating	896,057
Production taxes	69,690
Depreciation, depletion and amortization	814,193
General and administrative	4,809,728
Total expenses	6,589,668

OPERATING INCOME	(5,051,369)

NON-OPERATING INCOME (EXPENSE)
Interest expense	(4,540,732)
Interest and other income	(101,600)
Unrealized gains (losses) on derivatives	712,405
Total non-operating expense	(3,929,928)

Income (loss) before income taxes	(8,981,297)

PROVISION (BENEFIT) FOR INCOME TAXES	128,526

NET INCOME (LOSS)	(9,109,823)

NET INCOME APPLICABLE TO GMX	(9,109,823)
Preferred stock dividends	612,183

NET INCOME APPLICABLE TO COMMON SHAREHOLDERS	$(9,722,006)

MOR-21

Exhibit II

Inv Date	Days Outstanding	Vendor Name	Account Category	Balance Due
4/1/2013	60	IHS Global Inc.	Prepaid Expense	$83,756
4/1/2013	60	IHS Global Inc.	Prepaid Expense	$6,200
4/2/2013	59	Netjets Aviation, Inc	Travel Meals & Entertainment	$55,318
4/2/2013	59	The CIT Group/Equipment	Travel Meals & Entertainment	$24,390
4/3/2013	58	ALTERNATIVE WRECKER SERVICE,	8.8 Workover Expense	$775
4/3/2013	58	Hotshot, Welding & Rental	8.8 Intang Completion Costs	$3,545
4/3/2013	58	National Oilwell Varco, LP	8.8 Intang Completion Costs	$86,214
4/3/2013	58	National Oilwell Varco, LP	8.8 Workover Expense	$5,749
4/9/2013	52	Helmerich & Payne	8.8 Intang Completion Costs	$20,986
4/9/2013	52	National Oilwell Varco, LP	8.8 Tangible Completion Costs	$(65,637)
4/9/2013	52	SANDLER O'NEILL & PARTNERS LP	Consulting and Prof Fees	$100,000
4/10/2013	51	BUSY BEES HOT OIL, INC	8.8 Workover Expense	$1,025
4/11/2013	50	National Oilwell Varco, LP	8.8 Tang Completion Cost	$17,859
4/12/2013	49	Trotter Construction, Inc.	8.8 Workover Expense	$22,242
4/15/2013	46	Missouri Valley Petroleum	8/8 Lease Operating Expense	$385
4/22/2013	39	Direct Report Corporation	Investor and Director Expense	$797
4/22/2013	39	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	$1,198
4/22/2013	39	Shred-It USA, Inc.	General Office Expense	$97
4/22/2013	39	SUPER HEATERS OF NORTH DAKOTA,	8.8 Intang Completion Costs	$25,032
4/23/2013	38	RGD Trucking, Inc.	8.8 Workover Expense	$1,163

MOR-22

Inv Date	Days Outstanding	Vendor Name	Account Category	Balance Due
4/24/2013	37	Tervita LLC	8.8 Intang Completion Costs	$4,200
4/25/2013	36	National Oilwell Varco, LP	8.8 Tang Completion Cost	$(15,160)
4/25/2013	36	Tervita LLC	8.8 Intang Completion Costs	$3,045
4/26/2013	35	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	$1,272
4/26/2013	35	C & C Oilfield Services, LLC	Intercompany Accounts	$1,871
4/26/2013	35	Tervita LLC	8.8 Intang Completion Costs	$3,480
4/29/2013	32	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	$518
4/29/2013	32	Bob's Oilfield Service, Inc.	8.8 Intangible Drilling Costs	$1,201
4/29/2013	32	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	$814
4/29/2013	32	Republic Services, Inc.	Rent and Utilities	$553
4/29/2013	32	SANDLER O'NEILL & PARTNERS LP	Consulting and Prof Fees	$100,000
4/29/2013	32	Shred-It USA, Inc.	General Office Expense	$97
4/29/2013	32	Thurmond-McGlothlin, Inc.	8/8 Lease Operating Expense	$160
4/29/2013	32	Thurmond-McGlothlin, Inc.	Intercompany Accounts	$320
4/30/2013	31	Asset Risk Management, LLC	Other General & Administrative	$22,974
4/30/2013	31	Bob's Oilfield Service, Inc.	8.8 Intangible Drilling Costs	$1,065
4/30/2013	31	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	$656
4/30/2013	31	Globe Energy Services, LLC	8/8 Lease Operating Expense	$5,867
4/30/2013	31	HPC Acquisition Corp.	Accounts Receivable	$8,026
4/30/2013	31	Landtel Communications	8.8 Intang Completion Costs	$184

MOR-23

Inv Date	Days Outstanding	Vendor Name	Account Category	Balance Due
4/30/2013	31	Largo Gas Compression, Inc.	Intercompany Accounts	$1,500
4/30/2013	31	Netjets Aviation, Inc	Travel Meals & Entertainment	$702
4/30/2013	31	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	$3,758
4/30/2013	31	Solium Capital LLC	Telecomm and Computing	$1,148
4/30/2013	31	Trotter Construction, Inc.	8.8 Intangible Drilling Costs	$2,899
4/30/2013	31	Trotter Construction, Inc.	8.8 Workover Expense	$1,766
4/30/2013	31	Trotter Construction, Inc.	8/8 Lease Operating Expense	$435
4/30/2013	31	UELS, LLC	8.8 Intangible Drilling Costs	$1,931
5/1/2013	30	Moody's Investors Service	Consulting and Prof Fees	$14,500
5/1/2013	30	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	$1,087
5/1/2013	30	Whiting Oil and Gas Corporatn	8/8 Lease Operating Expense	$113,263
5/2/2013	29	Dillco Fluid Service, Inc.	8.8 Workover Expense	$750
5/2/2013	29	Netjets Aviation, Inc	Travel Meals & Entertainment	$55,318
5/3/2013	28	Black Hills Trucking, Inc	General Office Expense	$500
5/3/2013	28	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	$740
5/3/2013	28	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	$723
5/3/2013	28	DAIOHS, USA Inc	Travel Meals & Entertainment	$39
5/6/2013	25	Gulf States Transmission Corp	Intercompany Accounts	$23,405
5/6/2013	25	Shred-It USA, Inc.	General Office Expense	$96
5/7/2013	24	Ark-la-tex Electric, Inc.	General Office Expense	$2,338
5/7/2013	24	Mclain-Chitwood Office Prods	General Office Expense	$133

MOR-24

Inv Date	Days Outstanding	Vendor Name	Account Category	Balance Due
5/7/2013	24	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	$2,690
5/8/2013	23	Bob's Oilfield Service, Inc.	8.8 Workover Expense	$692
5/8/2013	23	Devon Energy Production Co. LP	8/8 Lease Operating Expense	$966
5/8/2013	23	Lee Graphics, Inc.	General Office Expense	$276
5/8/2013	23	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	$1,637
5/9/2013	22	East Texas Copy Systems, Inc.	General Office Expense	$55
5/9/2013	22	Globe Energy Services, LLC	8/8 Lease Operating Expense	$1,967
5/9/2013	22	NCH Corporation	Intercompany Accounts	$13,830
5/9/2013	22	Smith Operating & Management	8/8 Lease Operating Expense	$5,297
5/10/2013	21	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	$1,959
5/10/2013	21	C & C Oilfield Services, LLC	Intercompany Accounts	$951
5/10/2013	21	Nehls Chevrolet	Intercompany Accounts	$61
5/10/2013	21	South Gateway Tire Co. Inc.	8/8 Lease Operating Expense	$1,139
5/11/2013	20	M&K Hotshot & Trucking, Inc.	8.8 Workover Expense	$895
5/13/2013	18	Continental Resources, Inc.	8/8 Lease Operating Expense	$22,826
5/13/2013	18	Shred-It USA, Inc.	General Office Expense	$96
5/14/2013	17	1SOURCE INTERNATIONAL, LLC	Telecomm and Computing	$51
5/14/2013	17	Ark-la-tex Electric, Inc.	General Office Expense	$1,161
5/14/2013	17	Elynx Technologies, LLC	8/8 Lease Operating Expense	$1,285
5/14/2013	17	Elynx Technologies, LLC	Intercompany Accounts	$945

MOR-25

Inv Date	Days Outstanding	Vendor Name	Account Category	Balance Due
5/14/2013	17	Fredrikson & Byron, P.A.	8.8 Non-producing LH Costs	$31,075
5/14/2013	17	McJunkin Red Man Corporation	8.8 Tang Completion Cost	$189
5/14/2013	17	Mclain-Chitwood Office Prods	General Office Expense	$44
5/14/2013	17	Missouri Valley Petroleum	8/8 Lease Operating Expense	$3,176
5/14/2013	17	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	$5,280
5/15/2013	16	Black Hills Trucking, Inc	8.8 Workover Expense	$5,878
5/15/2013	16	BLACKHAWK ENERGY SERVICES, INC	8.8 Intang Completion Costs	$3,975
5/15/2013	16	BLACKHAWK ENERGY SERVICES, INC	8.8 Workover Expense	$41,583
5/15/2013	16	NCH Corporation	8/8 Lease Operating Expense	$15,319
5/16/2013	15	C.L. Frates & Company	Property and Casualty Ins	$9,744
5/16/2013	15	Cameron International Group	8.8 Tang Completion Cost	$47,244
5/16/2013	15	Globe Energy Services, LLC	8/8 Lease Operating Expense	$4,081
5/16/2013	15	McAfee & Taft	Consulting and Prof Fees	$89,379
5/16/2013	15	Paul, Weiss, Rifkind, Wharton	Consulting and Prof Fees	$115,608
5/16/2013	15	Regency Intrastate Gas LP	Intercompany Accounts	$450,000
5/17/2013	14	C & C Oilfield Services, LLC	8.8 Workover Expense	$526
5/17/2013	14	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	$877
5/17/2013	14	C & C Oilfield Services, LLC	Intercompany Accounts	$642
5/17/2013	14	DAIOHS, USA Inc	Travel Meals & Entertainment	$247
5/17/2013	14	MBI Energy Rentals	8.8 Intang Completion Costs	$3,465

MOR-26

Inv Date	Days Outstanding	Vendor Name	Account Category	Balance Due
5/17/2013	14	Paul, Weiss, Rifkind, Wharton	Consulting and Prof Fees	$684,147
5/18/2013	13	Elite Power LLC	8/8 Lease Operating Expense	$4,279
5/20/2013	11	Andrews Kurth, LLP	Consulting and Prof Fees	$509,304
5/20/2013	11	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	$86,920
5/20/2013	11	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	$32,110
5/20/2013	11	Jefferies & Company, Inc.	Consulting and Prof Fees	$141,147
5/20/2013	11	WOLF PETROLEUM SERVICES, LLC	8.8 Intang Completion Costs	$5,604
5/21/2013	10	Central Hydraulic, Inc.	8.8 Tang Completion Cost	$45,112
5/21/2013	10	Eastern Colorado Well	8.8 Workover Expense	$31,231
5/21/2013	10	Mclain-Chitwood Office Prods	General Office Expense	$122
5/21/2013	10	Missouri Valley Petroleum	8/8 Lease Operating Expense	$7,137
5/22/2013	9	Comdata Network, Inc.	Prepaid Expense	$5,075
5/22/2013	9	Lee Graphics, Inc.	General Office Expense	$844
5/23/2013	8	Globe Energy Services, LLC	8/8 Lease Operating Expense	$3,869
5/24/2013	7	IHS Global Inc.	Telecomm and Computing	$9
5/24/2013	7	Looper Reed & McGraw P.C.	Consulting and Prof Fees	$68,341
5/27/2013	4	Mimecast North America, Inc.	Telecomm and Computing	$1,300
5/28/2013	3	Direct Report Corporation	Investor and Director Expense	$550
5/28/2013	3	Missouri Valley Petroleum	8/8 Lease Operating Expense	$7,679
5/31/2013	—	Hub Properties Trust	Rent and Utilities	$12,838
				$3,293,995

MOR-27

Pre-petition Accounts Payable Paid in May

Exhibit III

Check Date	Check No	Vendor Name	Transaction Amt on Check
5/1/2013	215505	Frontier Wellhead and Supply	$18,270.00
5/1/2013	215506	McJunkin Red Man Corporation	$18,155.46
5/3/2013	215510	Apex Remington, Inc.	$4,731.28
5/3/2013	215512	Bob's Oilfield Service, Inc.	$30,434.06
5/3/2013	215516	Elite Power LLC	$26,040.00
5/3/2013	215519	J-W Measurement Company	$6,649.35
5/3/2013	215520	James Oil Well Service, Inc.	$768.00
5/3/2013	215523	Larco Ltd	$500.00
5/3/2013	215528	Petroleum Services	$1,330.00
5/3/2013	215529	Neuralog, LP	$3,060.00
5/3/2013	215534	Prairie State HotShot, LLC	$660.00
5/3/2013	215546	Thurmond-McGlothlin, Inc.	$1,068.90
5/3/2013	215551	UELS, LLC	$100.00
5/3/2013	215552	United Vision Logistics	$1,190.00
5/10/2013	215556	ADVANTAGE OFFICE PRODUCTS	$747.73
5/10/2013	215557	Ameripride Services, Inc.	$478.72
5/10/2013	215558	Asset Risk Management, LLC	$617.86
5/10/2013	215560	BLACKHAWK ENERGY SERVICES, INC	$10,231.00
5/10/2013	215561	Baker's Printing Co, Inc.	$301.28
5/10/2013	215562	Bell Supply Company	$9,578.63
5/10/2013	215563	Blackout Energy Services, Inc.	$3,654.00
5/10/2013	215566	Bradley G. Key	$126.00
5/10/2013	215567	C & C Oilfield Services, LLC	$2,676.16
5/10/2013	215568	C.L. Frates & Company	$(3,158.00)
5/10/2013	215571	Cintas Corporation	$1,388.24
5/10/2013	215572	Comdata Network, Inc.	$3,561.06
5/10/2013	215573	Connection Inspection of ND	$9,126.00
5/10/2013	215575	DAIOHS, USA Inc	$1,468.54
5/10/2013	215579	EON Enterprises, Inc.	$601.79
5/10/2013	215580	Fredrikson & Byron, P.A.	$23,278.22
5/10/2013	215582	Georgeson, Inc.	$342.15
5/10/2013	215583	Globe Energy Services, LLC	$4,586.86
5/10/2013	215584	H&S Valve, Inc.	$1,754.77
5/10/2013	215585	XH, LLC	$4,592.98
5/10/2013	215586	HRN Management Group, Inc.	$2,180.00
5/10/2013	215588	Heller Casing Service, Inc.	$7,950.00
5/10/2013	215590	James Murrell	$111.49
5/10/2013	215594	Kuntz Sandblasting and	$530.29
5/10/2013	215595	Lee Graphics, Inc.	$422.18

MOR-28

Pre-petition Accounts Payable Paid in May

Check Date	Check No	Vendor Name	Transaction Amt on Check
5/10/2013	215596	Lufkin Industries	$3,743.25
5/10/2013	215597	MLB Consulting, LLC	$46,279.35
5/10/2013	215598	Mary Ann Grove	$514.00
5/10/2013	215601	Music Mountain Water Co.	$624.14
5/10/2013	215602	National Oilwell Varco L.P.	$9,681.00
5/10/2013	215603	Oklahoma Office Systems, LLC	$409.65
5/10/2013	215605	DAKOTA HOTSHOT EXPRESS	$942.50
5/10/2013	215607	Phillip L. Lakin	$150.00
5/10/2013	215608	Pitney Bowes Global Financial	$1,738.78
5/10/2013	215609	Pitney Bowes Purchase Power	$377.29
5/10/2013	215610	Prairie State HotShot, LLC	$880.00
5/10/2013	215611	RED EARTH DESK & DERRICK	$90.00
5/10/2013	215612	Randy Williams	$433.50
5/10/2013	215615	Ronald Pilkington	$144.96
5/10/2013	215618	SPL, Inc.	$60.00
5/10/2013	215619	Shred-It USA - Denver	$929.74
5/10/2013	215620	Southland Safety, LLC	$693.60
5/10/2013	215621	Southwest Business	$385.48
5/10/2013	215623	Stephens Land Services, Inc.	$850.17
5/10/2013	215624	Sun Tubular Testing Services,	$2,857.95
5/10/2013	215625	Superior Ford Lincoln Mercury	$1,341.54
5/10/2013	215626	Susan A. Booth	$7,252.75
5/10/2013	215627	The Bureau of National	$1,541.01
5/10/2013	215628	The Wedel Group XIX	$235.00
5/10/2013	215629	Thurmond-McGlothlin, Inc.	$1,216.88
5/10/2013	215633	Triangle/A&E Inc.	$83.45
5/10/2013	215634	U-Change Lock Industries, Inc.	$1,097.49
5/10/2013	215635	U.S. Bank	$680.00
5/10/2013	215636	United Parcel Service, Inc.	$1,071.05
5/10/2013	215637	Verian Technologies, LLC	$2,575.00
5/10/2013	215638	W.W. Grainger, Inc.	$74.55
5/10/2013	215639	WellEz Information	$4,425.00
5/10/2013	215641	Whiting Oil & Gas Corporation	$53,819.35
5/10/2013	215642	Wholesale Supply, Inc.	$411.51
5/10/2013	215643	Wilburt Hall	$1,753.13
5/10/2013	215644	Wilson Industries, LP	$270.42
5/17/2013	215664	1SOURCE INTERNATIONAL, LLC	$360.88
5/17/2013	215676	East Texas Copy Systems, Inc.	$93.98
5/17/2013	215677	Elynx Technologies, LLC	$945.00
5/17/2013	215679	Flow-Zone LLC	$645.75

MOR-29

Pre-petition Accounts Payable Paid in May

Check Date	Check No	Vendor Name	Transaction Amt on Check
5/17/2013	215686	Petroleum Services	$3,990.00
5/17/2013	215694	Slawson Exploration Co., Inc.	$26,175.78
5/17/2013	215695	Smith Operating & Management	$76.93
5/17/2013	215696	Solium Capital LLC	$7,796.84
5/24/2013	215711	Chapter 13 Office	$1,212.93
5/24/2013	215719	Landtel Communications	$367.50
5/24/2013	215726	ROCKY MOUNTAIN OILFIELD	$4,575.00
5/31/2013	215253A	Pension Solutions, Inc.	$1,065.25
Total Pre-petition Accounts Payable paid in May 2013			$397,044.33

MOR-30

All Disbursements for May 2013

Exhibit IV

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/1/2013	215505	Frontier Wellhead and Supply	PROD TREE RENTAL	$5,250.00
5/1/2013	215505	Frontier Wellhead and Supply	PRODUCTION TREE	$13,020.00
5/1/2013	215506	McJunkin Red Man Corporation	1 3/8 BEAM CHEMICAL	$693.95
5/1/2013	215506	McJunkin Red Man Corporation	1 3/8 BEAM CHEMICAL	$2,775.80
5/1/2013	215506	McJunkin Red Man Corporation	25 FT ACT CABLE	$352.72
5/1/2013	215506	McJunkin Red Man Corporation	25 FT ACT CABLE F/	$88.18
5/1/2013	215506	McJunkin Red Man Corporation	4 VICTAULIC T GASKET	$31.22
5/1/2013	215506	McJunkin Red Man Corporation	90 DEG ELL THD	$103.43
5/1/2013	215506	McJunkin Red Man Corporation	FIBERGLASS ADHESIVE	$120.61
5/1/2013	215506	McJunkin Red Man Corporation	FOUPLING, ADAPTER,	$176.83
5/1/2013	215506	McJunkin Red Man Corporation	HEX HEAD PLUG, PIPE	$10.26
5/1/2013	215506	McJunkin Red Man Corporation	HOSE CLAMP, ALL	$16.29
5/1/2013	215506	McJunkin Red Man Corporation	MAILBOX	$29.93
5/1/2013	215506	McJunkin Red Man Corporation	MISC FITTINGS	$8,295.40
5/1/2013	215506	McJunkin Red Man Corporation	PIPE TAPE , THREAD	$45.87
5/1/2013	215506	McJunkin Red Man Corporation	PWERBAND V-BELT,	$621.81
5/1/2013	215506	McJunkin Red Man Corporation	ROPER 3611 GHB PUMP	$2,980.97
5/1/2013	215506	McJunkin Red Man Corporation	WELD REDUCER,	$1,812.19
5/1/2013	WT2162	East Texas Exploration, LLC	REIMBURSEMENT OF	$3,525.53
5/1/2013	WT2163	George S. Newton & Assoc., Inc	CAFETERIA PLAN	$20,000.00
5/1/2013	WT2164	Paylocity	PAYROLL 05/03/13	$230,669.54
5/1/2013	WT2165	Paylocity	PAYROLL 05/03/13	$99,129.41
5/3/2013	215507	AAPL	YEARLY RENEWAL FEE	$100.00
5/3/2013	215508	AT&T Corp	Telephone	$96.30

MOR-31

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/3/2013	215509	Answer Phone	ANSWERING SERVICE	$75.00
5/3/2013	215510	Apex Remington, Inc.	1/4 NPT DI 300#	$(584.23)
5/3/2013	215510	Apex Remington, Inc.	6' COAL. FILTER	$5,315.51
5/3/2013	215511	Avalon North LLC	INTEREST ON ROYALTY	$462.91
5/3/2013	215512	Bob's Oilfield Service, Inc.	CHANGED OUT BELT ON	$296.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	CHANGED OUT BRAKE	$222.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	CLEAN UP LOCATION,	$938.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	DICKED AROUND FLARE	$4,692.78
5/3/2013	215512	Bob's Oilfield Service, Inc.	DIKED AROUND	$2,040.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	FINISHED HOOKING UP	$1,941.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	FINISHED VENT	$3,483.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	FIXED VENT LINE	$296.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	HAUL SILLS TO YARD	$1,472.28
5/3/2013	215512	Bob's Oilfield Service, Inc.	INSTALLED BELT GUARD	$1,955.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	INSTALLED BRAKE	$745.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	LOADED & HAULED	$1,384.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	MADE PIECES FOR	$3,581.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	PLUMBED IN DRAIN,	$3,187.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	PLUMBED IN RECYCLE	$3,509.00
5/3/2013	215512	Bob's Oilfield Service, Inc.	UNHOOKED AJAX MOTOR	$692.00
5/3/2013	215513	Century Link	Telecomm	$75.00
5/3/2013	215514	Cintas Corporation	MATS	$40.55
5/3/2013	215514	Cintas Corporation	UNIFORMS	$302.12
5/3/2013	215515	Dakota West Energy LLC	INTEREST ON ROYALTY	$462.91
5/3/2013	215516	Elite Power LLC	GENERATOR RENTAL	$6,510.00
5/3/2013	215516	Elite Power LLC	GENERATOR RENTAL	$19,530.00
5/3/2013	215517	FEKETE CORP	FEKETE HARMONY	$1,100.00
5/3/2013	215518	Hub Properties Trust	BASE RENT (05/2013)	$8,205.13
5/3/2013	215518	Hub Properties Trust	MAR 13 ELECTRIC	$26.42
5/3/2013	215518	Hub Properties Trust	OPER. EXPENSE	$2,851.02
5/3/2013	215518	Hub Properties Trust	REAL ESTATE TAX	$1,755.63
5/3/2013	215519	J-W Measurement Company	2 METER RUNS,	$3,516.45
5/3/2013	215519	J-W Measurement Company	HAUL 2 METER RUNS,	$549.00
5/3/2013	215519	J-W Measurement Company	INSTALL MANIFOLD	$2,583.90
5/3/2013	215520	James Oil Well Service, Inc.	CUT AND WELD MUD	$768.00
5/3/2013	215521	Jennifer Mrozinski	TRAVEL TO OKC	$1,370.95

MOR-32

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/3/2013	215522	Jon William (Tucker) Mchugh	MONTHLY RETAINER	$4,166.67
5/3/2013	215523	Larco Ltd	MONTHLY SCOUTING	$500.00
5/3/2013	215524	Ken L. Kenworthy	MONTHLY RETAINER	$4,166.67
5/3/2013	215525	Lenorman Properties, LLC	OFFICE RENT	$40,605.84
5/3/2013	215525	Lenorman Properties, LLC	OFFICE RENT 8TH	$22,633.34
5/3/2013	215525	Lenorman Properties, LLC	TENANT BILLBACKS	$200.00
5/3/2013	215526	Loblolly Tree Farm, L.P.	DAMAGE RELEASE &	$400.00
5/3/2013	215527	Michael G. Cook	MONTHLY RETAINER	$4,166.67
5/3/2013	215528	Petroleum Services	HAULED PUMP AND	$1,330.00
5/3/2013	215529	Neuralog, LP	NEURALOG FOR PC	$3,060.00
5/3/2013	215530	Nick A. Sommer	Geological Consulting	$14,850.00
5/3/2013	215531	P2ES Holdings, Inc.	Software Maintenance	$15,020.36
5/3/2013	215532	Paycom	FINAL PROCESSING	$1,359.45
5/3/2013	215533	Petroleum Club	05/2013 DUES	$37.50
5/3/2013	215534	Prairie State HotShot, LLC	HAUL FISHING TOOLS	$660.00
5/3/2013	215535	RACHEL KRETCHMAR	CONSULTING	$227.50
5/3/2013	215536	Randy Williams	OFFICE SUPPLIES	$86.70
5/3/2013	215537	Records Research Inc.	SEARCH FOR H-15	$162.38
5/3/2013	215538	Lexisnexis	ONLINE & RELATED	$520.00
5/3/2013	215539	Reserve Account	POSTAGE	$1,000.00
5/3/2013	215540	Scott Gunwall	Reimbursement of Expense	$65.26
5/3/2013	215541	Stephen C. Leath	IT CONTRACT WORK	$850.00
5/3/2013	215542	Steven Craig	MONTHLY	$4,166.67
5/3/2013	215543	TEXAS DEPT OF ST HEALTH SERV-	2012 TX TIER TWO	$100.00
5/3/2013	215544	Teresa Jacobs	WORKING LUNCH	$257.56
5/3/2013	215545	Thomas G. Casso	MONTHLY RETAINER	$4,166.67
5/3/2013	215546	Thurmond-McGlothlin, Inc.	28 AH ODYESSEY	$668.90
5/3/2013	215546	Thurmond-McGlothlin, Inc.	CDMA DATA	$400.00
5/3/2013	215547	Toledo Automotive Supply, Inc.	VEHICLE MAINT -	$14.32
5/3/2013	215548	Total Compliance	DEVELOPMENT OF HR	$1,800.00
5/3/2013	215549	Tres Management Inc.	ENGINEERING SERVICE	$8,527.06
5/3/2013	215550	Tyler Rohleder	MAIL BOS OF FILSE	$26.82
5/3/2013	215550	Tyler Rohleder	ND LEASE RESEARCH	$25.00
5/3/2013	215551	UELS, LLC	RECORDING FEES -	$25.00
5/3/2013	215551	UELS, LLC	RECORDING FEES -	$25.00
5/3/2013	215551	UELS, LLC	RECORDING FEES -	$25.00
5/3/2013	215551	UELS, LLC	RECORDING FEES -	$25.00

MOR-33

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/3/2013	215552	United Vision Logistics	HAUL TANK, PUMP,	$1,190.00
5/3/2013	215553	United Parcel Service, Inc.	LATE FEE ON PAST	$15.50
5/3/2013	215553	United Parcel Service, Inc.	POSTAGE	$231.97
5/3/2013	215554	Verizon Wireless	Telephone	$1,460.17
5/6/2013	WT2166	Blue Cross Blue Shield Of Okla	MAY 2013 - MEDICAL	$72,766.03
5/6/2013	WT2167	Blue Cross Blue Shield Of Okla	MAY 2013 - MEDICAL	$15,165.05
5/6/2013	WT2168	Delta Dental Of Oklahoma	MAY 2013 - DENTAL	$7,269.54
5/7/2013	WT2169	Nationwide Trust Company	401(k) - EE	$17,565.12
5/7/2013	WT2169	Nationwide Trust Company	401(k) - ER	$11,060.76
5/7/2013	WT2169	Nationwide Trust Company	401(k) - LOANS	$540.38
5/7/2013	WT2170	Nationwide Trust Company	401(k) - EE	$1,925.63
5/7/2013	WT2170	Nationwide Trust Company	401(k) - ER	$1,605.59
5/7/2013	WT2170	Nationwide Trust Company	401(k) - LOANS	$109.27
5/7/2013	WT2170	Nationwide Trust Company	Source Intercompany	$3,640.49
5/7/2013	WT2170	Nationwide Trust Company	Target Intercompany	$(3,640.49)
5/7/2013	WT2171	Vision Servies Plan, Inc., OK	MAY 2013 - EYE	$1,068.69
5/8/2013	WT2172	AFLAC, Inc.	MAY 2013 - Insurance	$3,619.78
5/10/2013	215555	AAPL	MEMBERSHIP DUES	$100.00
5/10/2013	215556	ADVANTAGE OFFICE PRODUCTS	NOTEBOOK, MOUSE,	$120.13
5/10/2013	215556	ADVANTAGE OFFICE PRODUCTS	PAPER, LABELS,	$152.95
5/10/2013	215556	ADVANTAGE OFFICE PRODUCTS	PENS, PENCILS,	$474.65
5/10/2013	215556	ADVANTAGE OFFICE PRODUCTS	RETURN DRY ERASE	$(241)
5/10/2013	215557	Ameripride Services, Inc.	MATS	$478.72
5/10/2013	215557	Ameripride Services, Inc.	MATS & MOP	$63.35
5/10/2013	215558	Asset Risk Management, LLC	BASIS STRATEGY	$617.86
5/10/2013	215559	BILLINGS COUNTY RECORDER	RECORDING FEES -	$16.00
5/10/2013	215560	BLACKHAWK ENERGY SERVICES, INC	WO RIG DAILY CHARGE	$10,231.00
5/10/2013	215561	Baker's Printing Co, Inc.	BUSINESS CARDS FOR	$301.28
5/10/2013	215562	Bell Supply Company	Parts inventory for field	$9,578.63
5/10/2013	215563	Blackout Energy Services, Inc.	FUEL TANK RENTAL	$3,654.00
5/10/2013	215564	Blocker-Crossroads Water	WATER	$87.60

MOR-34

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/10/2013	215565	Bob's Oilfield Service, Inc.	FINISH DRESSING	$594.00
5/10/2013	215565	Bob's Oilfield Service, Inc.	GARBAGE BIN RENTAL	$488.25
5/10/2013	215565	Bob's Oilfield Service, Inc.	LEVELED OUT DIRT &	$496.00
5/10/2013	215565	Bob's Oilfield Service, Inc.	LOAD PARTS & PIPE	$778.50
5/10/2013	215565	Bob's Oilfield Service, Inc.	LOADED UP ALL SCRAP	$519.00
5/10/2013	215565	Bob's Oilfield Service, Inc.	LOADED WOOD,	$346.00
5/10/2013	215565	Bob's Oilfield Service, Inc.	P/U ALL TUBING,	$1,831.00
5/10/2013	215565	Bob's Oilfield Service, Inc.	P/U SHIVES, BELT,	$667.00
5/10/2013	215565	Bob's Oilfield Service, Inc.	PICKED UP LOCATION	$346.00
5/10/2013	215565	Bob's Oilfield Service, Inc.	TRASH PUMP AND	$750.75
5/10/2013	215566	Bradley G. Key	COFFEE	$126.00
5/10/2013	215567	C & C Oilfield Services, LLC	CHANGE FILTERS	$350.98
5/10/2013	215567	C & C Oilfield Services, LLC	CHANGE FILTERS,	$1,447.75
5/10/2013	215567	C & C Oilfield Services, LLC	CLEAN OUT & REPLACE	$175.49
5/10/2013	215567	C & C Oilfield Services, LLC	CLEAN PILOT & LIGHT	$87.74
5/10/2013	215567	C & C Oilfield Services, LLC	PAINT GUARD RAIL	$175.49
5/10/2013	215567	C & C Oilfield Services, LLC	REBUILD PORT &	$307.10
5/10/2013	215567	C & C Oilfield Services, LLC	WASH TRUCK THAT WAS	$131.61
5/10/2013	215568	C.L. Frates & Company	13/14 BLM MONTANA	$750.00
5/10/2013	215568	C.L. Frates & Company	13/14 MT BLANKET	$1,500.00
5/10/2013	215568	C.L. Frates & Company	13/16 ERISA BOND	$365.00
5/10/2013	215568	C.L. Frates & Company	GL AMEND WELLS IN	$(5,773)
5/10/2013	215568	C.L. Frates & Company	OEE 3Q REPORT	$10,379.20
5/10/2013	215569	CenterPoint Energy Gas Process	PROD MONTH MAR 2013	$2,405.98
5/10/2013	215570	Century Link	PHONE SERVICE	$123.08
5/10/2013	215571	Cintas Corporation	FLOOR MATS	$40.55
5/10/2013	215571	Cintas Corporation	MATS	$776.90
5/10/2013	215571	Cintas Corporation	UNIFORMS	$897.54
5/10/2013	215572	Comdata Network, Inc.	.VEHICLE # 35	$—
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 103	$410.08
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 11	$206.84
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 15	$972.25
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 16	$198.00

MOR-35

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 18	$141.53
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 201	$238.82
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 21	$431.40
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 24	$157.66
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 25	$303.75
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 28	$302.95
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 32	$192.11
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 33	$238.20
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 34	$205.93
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 35	$196.95
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 36	$279.83
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 37	$249.15
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 38	$411.51
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 39	$175.24
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 40	$303.43
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 41	$356.88
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 43	$216.22
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 44	$449.65
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 45	$431.80
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # 46	$112.63
5/10/2013	215572	Comdata Network, Inc.	VEHICLE # MECH EQP 3	$18.11
5/10/2013	215572	Comdata Network, Inc.	VEHICLE EQUP# 9021	$27.97
5/10/2013	215572	Comdata Network, Inc.	VEHICLE EQUP# 9103	$16.00
5/10/2013	215572	Comdata Network, Inc.	VEHICLE WASH UNIT#	$10.00
5/10/2013	215573	Connection Inspection of ND	CLEAN DRIFT TALLY	$9,126.00
5/10/2013	215574	Cox Communications, Inc.	CABLE 05/04 - 06/03	$92.38
5/10/2013	215574	Cox Communications, Inc.	PHONE, CABLE &	$1,463.45
5/10/2013	215575	DAIOHS, USA Inc	COFFEE SERVICE	$548.88
5/10/2013	215575	DAIOHS, USA Inc	COFFEE, FILTERS, TEA	$270.12
5/10/2013	215575	DAIOHS, USA Inc	CREAMER, COFFEE,	$649.54
5/10/2013	215575	DAIOHS, USA Inc	CREAMER, CUPS,	$389.14
5/10/2013	215576	David Hastings	PEST CONTROL	$243.56
5/10/2013	215577	Deister, Ward & Witcher, Inc.	COMPLETE ABSTRACTS	$16,905.00
5/10/2013	215578	Dianne Newman	DESK & DERRICK	$30.00
5/10/2013	215579	EON Enterprises, Inc.	BOTTLED WATER,	$91.46
5/10/2013	215579	EON Enterprises, Inc.	COFFEE SRVICES	$20.08
5/10/2013	215579	EON Enterprises, Inc.	COFFEE, WATER, TEA,	$138.46

MOR-36

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/10/2013	215579	EON Enterprises, Inc.	COKE, TWIZZLERS,	$100.93
5/10/2013	215579	EON Enterprises, Inc.	CREAMER	$8.80
5/10/2013	215579	EON Enterprises, Inc.	FOLDERS	$86.01
5/10/2013	215579	EON Enterprises, Inc.	NAPKINS	$4.34
5/10/2013	215579	EON Enterprises, Inc.	OFFICE SUPPLIES	$100.22
5/10/2013	215579	EON Enterprises, Inc.	SODA AND WATER	$51.49
5/10/2013	215580	Fredrikson & Byron, P.A.	CASE #15069 - 1280	$1,159.40
5/10/2013	215580	Fredrikson & Byron, P.A.	CASE #16836	$1,351.29
5/10/2013	215580	Fredrikson & Byron, P.A.	CASE #17249 -	$776.00
5/10/2013	215580	Fredrikson & Byron, P.A.	CASE #18027 PROPER	$38.50
5/10/2013	215580	Fredrikson & Byron, P.A.	CASE #18113 - ALTER	$754.60
5/10/2013	215580	Fredrikson & Byron, P.A.	CASE #18114 ALTER	$754.60
5/10/2013	215580	Fredrikson & Byron, P.A.	CASE #19538 POOLING	$770.60
5/10/2013	215580	Fredrikson & Byron, P.A.	Land consulting costs	$2,016.30
5/10/2013	215580	Fredrikson & Byron, P.A.	ND POOLING ISSUES	$115.50
5/10/2013	215580	Fredrikson & Byron, P.A.	PROFESSIONAL	$15,541.43
5/10/2013	215581	G & J MEYERS PROPERTIES, LLC	RENT - 929 38TH AVE	$5,000.00
5/10/2013	215582	Georgeson, Inc.	FEES/EXPENSE	$342.15
5/10/2013	215583	Globe Energy Services, LLC	HAUL SALTWATER	$4,586.86
5/10/2013	215584	H&S Valve, Inc.	VALVE RINGS,	$1,754.77
5/10/2013	215585	XH, LLC	03/13 XTO ENERGY	$4,592.98
5/10/2013	215586	HRN Management Group, Inc.	COMPEASE RENEWAL	$2,180.00
5/10/2013	215587	Harrison County	VEHICLE	$132.00
5/10/2013	215588	Heller Casing Service, Inc.	CLEAN DRIFT TALLY	$7,950.00
5/10/2013	215589	IHS Global Inc.	INTERPRETED	$12,731.00
5/10/2013	215590	James Murrell	EXTRA KEYS	$28.14
5/10/2013	215590	James Murrell	REKEY LOCKS	$83.35
5/10/2013	215591	Jarred Witt	INK CARTRIDGES	$623.55
5/10/2013	215592	Keith Leffel	MEALS	$202.31
5/10/2013	215592	Keith Leffel	PETROLEUM CLUB &	$825.42
5/10/2013	215593	Kent F. Hollier	TITLE ATTORNEY	$6,100.00
5/10/2013	215593	Kent F. Hollier	TITLE ATTORNEY	$6,100.00
5/10/2013	215594	Kuntz Sandblasting and	SANDBLAST AND PAINT	$3,792.86
5/10/2013	215595	Lee Graphics, Inc.	BOND PAPER	$211.09
5/10/2013	215595	Lee Graphics, Inc.	PAPER 42x150x2	$211.09
5/10/2013	215596	Lufkin Industries	ALIGNED UNIT	$968.26
5/10/2013	215596	Lufkin Industries	INSPECTED &	$999.52

MOR-37

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/10/2013	215596	Lufkin Industries	INSPECTED & GREASED	$1,332.15
5/10/2013	215596	Lufkin Industries	INSPECTED UNIT,	$443.32
5/10/2013	215597	MLB Consulting, LLC	01/22 TO 01/28	$10,533.60
5/10/2013	215597	MLB Consulting, LLC	2/25 TO 3/13	$35,745.75
5/10/2013	215598	Mary Ann Grove	Office Services	$125.00
5/10/2013	215598	Mary Ann Grove	3 YARD STELL	$125.00
5/10/2013	215598	Mary Ann Grove	SANITATION SERVICES	$88.00
5/10/2013	215598	Mary Ann Grove	TRASH CONTAINERS	$88.00
5/10/2013	215598	Mary Ann Grove	TRASH DUMPSTER	$88.00
5/10/2013	215599	Mclain-Chitwood Office Prods	Office Supplies	$44.37
5/10/2013	215599	Mclain-Chitwood Office Prods	ENVELOPES	$25.62
5/10/2013	215599	Mclain-Chitwood Office Prods	MAILING LABELS	$54.10
5/10/2013	215600	Mike Rohleder	DUES	$752.34
5/10/2013	215601	Music Mountain Water Co.	BOTTLED WATER	$87.92
5/10/2013	215601	Music Mountain Water Co.	RENTAL ON WATER	$624.14
5/10/2013	215602	National Oilwell Varco L.P.	RIG SENSE SYSTEM	$9,681.00
5/10/2013	215603	Oklahoma Office Systems, LLC	INK CARTRIDGES	$136.55
5/10/2013	215603	Oklahoma Office Systems, LLC	INK CARTRIDGES	$136.55
5/10/2013	215603	Oklahoma Office Systems, LLC	TONER	$136.55
5/10/2013	215604	P2ES Holdings, Inc.	PROFESSIONAL	$250.00
5/10/2013	215605	DAKOTA HOTSHOT EXPRESS	LOAD AND HAUL	$942.50
5/10/2013	215606	Pete Mccarty Oil Co.	FUEL FOR AIR	$16.00
5/10/2013	215606	Pete Mccarty Oil Co.	FUEL FOR WELDING	$15.75
5/10/2013	215606	Pete Mccarty Oil Co.	VEHICLE FUEL -	$6,081.61
5/10/2013	215607	Phillip L. Lakin	CONSULTING	$150.00
5/10/2013	215608	Pitney Bowes Global Financial	Postage	$5.19
5/10/2013	215608	Pitney Bowes Global Financial	LATE CHARGES	$86.03
5/10/2013	215608	Pitney Bowes Global Financial	LEASE 3/30-6/30	$193.72
5/10/2013	215608	Pitney Bowes Global Financial	METER LEASE	$1,433.81
5/10/2013	215608	Pitney Bowes Global Financial	PROPERTY TAX	$20.03

MOR-38

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/10/2013	215609	Pitney Bowes Purchase Power	LATE FEES AND	$77.29
5/10/2013	215609	Pitney Bowes Purchase Power	POSTAGE	$300.00
5/10/2013	215610	Prairie State HotShot, LLC	HAUL CASING AND PUP	$880.00
5/10/2013	215611	RED EARTH DESK & DERRICK	ALLISON HOLMAN	$30.00
5/10/2013	215611	RED EARTH DESK & DERRICK	ELIZABETH BLACK	$30.00
5/10/2013	215611	RED EARTH DESK & DERRICK	VICKY FOSTER	$30.00
5/10/2013	215612	Randy Williams	DIET COKE	$86.70
5/10/2013	215612	Randy Williams	SODA POP	$433.50
5/10/2013	215613	Lexisnexis	ONLINE & RELATED	$520.00
5/10/2013	215615	Ronald Pilkington	OIL & FILTER, LUBE,	$144.96
5/10/2013	215616	Roughrider Electric	Utilities	$3,016.23
5/10/2013	215616	Roughrider Electric	Utilities	$83.00
5/10/2013	215617	SOUTHWESTERN BELL TELEPHONE CO	MOVE CABLE &	$3,803.60
5/10/2013	215618	SPL, Inc.	CHROMATOGRAPH	$60.00
5/10/2013	215619	Shred-It USA - Denver	SHREDDING	$651.76
5/10/2013	215619	Shred-It USA - Denver	SHREDDING SERVICE	$277.98
5/10/2013	215620	Southland Safety, LLC	SAFETY CLASS - 2/20	$346.80
5/10/2013	215620	Southland Safety, LLC	SAFETY MTG H2S	$346.80
5/10/2013	215621	Southwest Business	OFFICE SUPPLIES	$385.48
5/10/2013	215622	State Police, Right-To-Know	ANNUAL TIER II	$195.00
5/10/2013	215623	Stephens Land Services, Inc.	BROKER FEES	$1,228.18
5/10/2013	215624	Sun Tubular Testing Services,	TEST WELL	$2,857.95
5/10/2013	215625	Superior Ford Lincoln Mercury	VEHICLE REPAIR -	$1,341.54
5/10/2013	215626	Susan A. Booth	Office Catering	$1,450.55
5/10/2013	215626	Susan A. Booth	Office Catering	$1,450.55
5/10/2013	215626	Susan A. Booth	Office Catering	$1,450.55
5/10/2013	215626	Susan A. Booth	Office Catering	$1,450.55
5/10/2013	215626	Susan A. Booth	Office Catering	$1,450.55
5/10/2013	215627	The Bureau of National	TAX MANAGEMENT	$500.00
5/10/2013	215627	The Bureau of National	US INCOME	$1,041.01
5/10/2013	215628	The Wedel Group XIX	OFFICE SUPPLIES	$235.00
5/10/2013	215629	Thurmond-McGlothlin, Inc.	CDMA DATA	$80.00

MOR-39

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/10/2013	215629	Thurmond-McGlothlin, Inc.	FREEWAVE RADIO	$1,136.88
5/10/2013	215630	Toledo Automotive Supply, Inc.	FILTERS, NAPAGOLD	$263.10
5/10/2013	215631	Transamerica Life Insurance Co	INSURANCE	$10,000.00
5/10/2013	215632	Tres Management Inc.	ENGINEERING	$5,829.69
5/10/2013	215633	Triangle/A&E Inc.	MAP WEIGHTS	$83.45
5/10/2013	215634	U-Change Lock Industries, Inc.	REPLACE MONITORED	$1,097.49
5/10/2013	215635	U.S. Bank	Bank Charge	$680.00
5/10/2013	215636	United Parcel Service, Inc.	Postage	$22.87
5/10/2013	215636	United Parcel Service, Inc.	POSTAGE	$1,344.97
5/10/2013	215637	Verian Technologies, LLC	04/2013 Software Maintenance	$2,575.00
5/10/2013	215637	Verian Technologies, LLC	05/2013 Softwar Maint	$2,575.00
5/10/2013	215638	W.W. Grainger, Inc.	Supplies	$74.55
5/10/2013	215639	WellEz Information	REPORTING 03/2013	$1,075.00
5/10/2013	215639	WellEz Information	REPORTS	$2,900.00
5/10/2013	215639	WellEz Information	WATSON A S 24-11-1H	$450.00
5/10/2013	215640	Westel, Inc.	LONG DISTANCE	$62.94
5/10/2013	215641	Whiting Oil & Gas Corporation	lease operating expense	$53,819.35
5/10/2013	215642	Wholesale Supply, Inc.	INK CARTRIDGES	$119.99
5/10/2013	215642	Wholesale Supply, Inc.	REPAIR ICE MACHINE	$291.52
5/10/2013	215643	Wilburt Hall	CLEANIN FOR 03/2013	$1,753.13
5/10/2013	215644	Wilson Industries, LP	CABLE - 14 FT BRAKE	$270.42
5/10/2013	WT2173	Missouri Valley Petroleum	236 GLNS DISEL FUEL	$513.78
5/10/2013	WT2173	Missouri Valley Petroleum	256.4 GLN DIESEL	$958.64
5/10/2013	WT2173	Missouri Valley Petroleum	309.7 GAL DIESEL	$1,163.39
5/10/2013	WT2173	Missouri Valley Petroleum	364.1 GLNS DIESEL	$1,336.42
5/10/2013	WT2173	Missouri Valley Petroleum	364.6 GLNS DISEL	$1,411.87
5/10/2013	WT2173	Missouri Valley Petroleum	367.60 GLN DIESEL	$1,374.41
5/10/2013	WT2173	Missouri Valley Petroleum	378.6 GLNS DIESEL	$1,389.65
5/10/2013	WT2173	Missouri Valley Petroleum	385.0 GLNS DIESEL	$1,483.17
5/10/2013	WT2173	Missouri Valley Petroleum	407.4 GAL DIESEL	$1,530.40
5/10/2013	WT2173	Missouri Valley Petroleum	440.7 GLNS DIESEL	$1,617.59
5/10/2013	WT2173	Missouri Valley Petroleum	502 GLNS DIESEL FUEL	$1,876.93
5/10/2013	WT2173	Missouri Valley Petroleum	600.7 GAL DIESEL	$2,256.53
5/10/2013	WT2173	Missouri Valley Petroleum	616.40 GLNS DIESEL	$2,374.62
5/10/2013	WT2173	Missouri Valley Petroleum	623.9 GLNS DIESEL	$2,290.02
5/10/2013	WT2173	Missouri Valley Petroleum	DIESEL 348.4 GLNS	$1,361.19

MOR-40

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/10/2013	WT2173	Missouri Valley Petroleum	DIESEL 414.9 GLNS	$1,621.00
5/10/2013	WT2173	Missouri Valley Petroleum	DIESEL 469.4 GLNS	$1,833.93
5/10/2013	WT2173	Missouri Valley Petroleum	DIESEL 554.8GLNS	$2,167.59
5/10/2013	WT2173	Missouri Valley Petroleum	PC HYDREX AW 32	$3,519.48
5/14/2013	WT2174	The Lincoln National Life	MAY 2012 - LIFE	$7,529.03
5/14/2013	WT2175	George S. Newton & Assoc., Inc	PAYROLL	$6,619.19
5/15/2013	215645	James L & Elva Lou Johnston	Lease Extension	$1,000.00
5/15/2013	215646	MT DNRC	Lease Extension	$960.00
5/15/2013	215647	MT DNRC	Lease Extension	$1,600.00
5/15/2013	215648	MT DNRC	Lease Extension	$240.00
5/15/2013	215649	MT DNRC	Lease Extension	$400.00
5/15/2013	215650	MT DNRC	Lease Extension	$960.00
5/15/2013	215651	MT DNRC	Lease Extension	$1,600.00
5/15/2013	215652	MT DNRC	Lease Extension	$960.00
5/15/2013	215653	MT DNRC	Lease Extension	$1,600.00
5/15/2013	215654	MT DNRC	Lease Extension	$480.00
5/15/2013	215655	MT DNRC	Lease Extension	$800.00
5/15/2013	215656	MT DNRC	Lease Extension	$960.00
5/15/2013	215657	MT DNRC	Lease Extension	$1,600.00
5/15/2013	215658	MT DNRC	Lease Extension	$960.00
5/15/2013	215659	MT DNRC	Lease Extension	$1,600.00
5/15/2013	215660	MT DNRC	Lease Extension	$960.00
5/15/2013	215661	MT DNRC	Lease Extension	$1,600.00
5/15/2013	215662	MT DNRC	Lease Extension	$482.00
5/15/2013	215663	MT DNRC	Lease Extension	$803.00
5/15/2013	WT2186	Baker Hughes Oilfield Operatio	Field Services	$2,020.50
5/15/2013	WT2194	Ameriflex Business Solutions	COBRA ADMIN FEES	$81.40
5/16/2013	WT2176	Paylocity	05/17/13 PAYROLL	$76,273.99
5/16/2013	WT2177	Paylocity	05/17/13 PAYROLL	$184,254.98
5/17/2013	215664	1SOURCE INTERNATIONAL, LLC	CONFERENCE CALLS	$360.88
5/17/2013	215665	AT&T Corp	telephone	$7,624.00
5/17/2013	215666	AT&T Mobility II, LLC	MOBILE PHONE	$3,949.87
5/17/2013	215668	Bowie Cass Electric	ELECTRIC SERVICE	$125.50
5/17/2013	215669	Brian Pollman	COMPUTER MONITORING	$156.00

MOR-41

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/17/2013	215670	C & C Oilfield Services, LLC	CHANGE FILTERS	$115.90
5/17/2013	215670	C & C Oilfield Services, LLC	CLEAN SAND OUR OF	$263.23
5/17/2013	215670	C & C Oilfield Services, LLC	CUT 2 TREES OF ROAD	$289.75
5/17/2013	215670	C & C Oilfield Services, LLC	HOOK UP TRASH PUMP,	$219.36
5/17/2013	215670	C & C Oilfield Services, LLC	REBUILD 2 DUMP	$219.36
5/17/2013	215670	C & C Oilfield Services, LLC	REBUILD DUMP VALVE	$319.54
5/17/2013	215670	C & C Oilfield Services, LLC	REBUILD DUMP VALVES	$869.25
5/17/2013	215670	C & C Oilfield Services, LLC	REPAIR DUMP VALVE	$175.49
5/17/2013	215670	C & C Oilfield Services, LLC	REPAIR FENCE	$175.49
5/17/2013	215670	C & C Oilfield Services, LLC	REPAIR WATERLINE &	$567.05
5/17/2013	215670	C & C Oilfield Services, LLC	REPIAR FLOWLINE AT	$394.85
5/17/2013	215670	C & C Oilfield Services, LLC	REPLACE BALL VALVES	$289.75
5/17/2013	215670	C & C Oilfield Services, LLC	REPLACE BOTH DUMP	$219.36
5/17/2013	215670	C & C Oilfield Services, LLC	UNSTOP FLOWLINE &	$263.23
5/17/2013	215670	C & C Oilfield Services, LLC	WORK ON TRANSFER	$480.95
5/17/2013	215671	CCH Incorporated	ACCTG RESEARCH MGR	$7,097.92
5/17/2013	215672	Century Link	PHONE SERVICE	$408.01
5/17/2013	215673	Comcast Cable	CABLE	$93.26
5/17/2013	215675	EDWARDS WILDMAN PALMER LLP	CANTOR	$12,678.69
5/17/2013	215676	East Texas Copy Systems, Inc.	CONTRACT COVERAGE	$93.98
5/17/2013	215677	Elynx Technologies, LLC	MONITORING MARCH	$945.00
5/17/2013	215678	Federal Express Corporation	POSTAGE	$133.79
5/17/2013	215679	Flow-Zone LLC	PAD ABSORBENT 15 X	$645.75
5/17/2013	215680	Gemini Solutions, Inc.	Telecomm	$2,165.00
5/17/2013	215681	JNS Trucking, Inc.	HAUL F/W TO LOC	$4,196.00
5/17/2013	215681	JNS Trucking, Inc.	HAUL FRESHWATER TO	$645.00

MOR-42

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/17/2013	215681	JNS Trucking, Inc.	HAUL PRODUCTION	$41,365.45
5/17/2013	215681	JNS Trucking, Inc.	WASH & CLEAN OUT	$3,840.00
5/17/2013	215681	JNS Trucking, Inc.	WASHOUT INVERT TANKS	$420.00
5/17/2013	215682	Kent F. Hollier	TITLE ATTORNEY	$6,100.00
5/17/2013	215683	L & L Engine And Compressor	15 & 25 MICRON	$1,965.23
5/17/2013	215683	L & L Engine And Compressor	FILTERS,	$387.81
5/17/2013	215683	L & L Engine And Compressor	FLANGE GASKETS, 150	$780.34
5/17/2013	215683	L & L Engine And Compressor	SPANK ADVANCE MODULE	$262.37
5/17/2013	215683	L & L Engine And Compressor	SPARK PLUGS &	$384.29
5/17/2013	215683	L & L Engine And Compressor	SUPERVISION APRIL	$29,700.00
5/17/2013	215684	M & L Septic Services, LLC	1 YR SERVICE	$325.00
5/17/2013	215685	Mclain-Chitwood Office Prods	COPY PAPER, LGL	$148.67
5/17/2013	215686	Petroleum Services	HAUL MUD PUMP TO	$3,990.00
5/17/2013	215687	Modular Space Corporation	MARSHALL OFFICE	$2,398.86
5/17/2013	215688	Nick A. Sommer	Geological Consulting	$13,695.00
5/17/2013	215690	Roughrider Electric	REMAINING COST TO	$57,263.53
5/17/2013	215691	SBG GRASSY BUTTE LLC	PRODUCTION WATER	$5,607.00
5/17/2013	215692	SBG GREEN RIVER, LLC	PRODUCTION WATER	$1,440.00
5/17/2013	215693	Shred-It USA - Denver	OFFICE SHREDING	$97.18
5/17/2013	215693	Shred-It USA - Denver	SHREDDING SERVICE	$97.18
5/17/2013	215694	Slawson Exploration Co., Inc.	COMPANY SUPERVISION	$40.48
5/17/2013	215694	Slawson Exploration Co., Inc.	CONTRACT LABOR &	$1,026.07
5/17/2013	215694	Slawson Exploration Co., Inc.	ENGR & TECH SERVICES	$11.28
5/17/2013	215694	Slawson Exploration Co., Inc.	ENVIRONMENTAL/REGULA	$5.65
5/17/2013	215694	Slawson Exploration Co., Inc.	EQUIPMENT RENTAL	$422.62
5/17/2013	215694	Slawson Exploration Co., Inc.	FUEL & ELECTRICITY	$448.16
5/17/2013	215694	Slawson Exploration Co., Inc.	INSURANCE	$5.38

MOR-43

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/17/2013	215694	Slawson Exploration Co., Inc.	LEASE ROAD MAINT &	$1.34
5/17/2013	215694	Slawson Exploration Co., Inc.	MINOR WELL W/O &	$6,568.12
5/17/2013	215694	Slawson Exploration Co., Inc.	OVERHEAD	$265.25
5/17/2013	215694	Slawson Exploration Co., Inc.	PRIME MOVER	$12,827.14
5/17/2013	215694	Slawson Exploration Co., Inc.	PUMPING & GAUGING	$250.00
5/17/2013	215694	Slawson Exploration Co., Inc.	RPR & MAINT-PRIME	$151.15
5/17/2013	215694	Slawson Exploration Co., Inc.	RPR, RPLC &	$501.86
5/17/2013	215694	Slawson Exploration Co., Inc.	SALES TAX ON	$371.99
5/17/2013	215694	Slawson Exploration Co., Inc.	SURVEYS, PERMITS &	$537.42
5/17/2013	215694	Slawson Exploration Co., Inc.	SWD	$2,326.87
5/17/2013	215694	Slawson Exploration Co., Inc.	TRUCKING FREIGHT	$415.00
5/17/2013	215695	Smith Operating & Management	CONNECTIONS/MISC	$10.25
5/17/2013	215695	Smith Operating & Management	DOWNHOLE PUMP	$324.89
5/17/2013	215695	Smith Operating & Management	ELECTRICITY	$4.68
5/17/2013	215695	Smith Operating & Management	NETTED REVENUE	$(3,969.2)
5/17/2013	215695	Smith Operating & Management	OVERHEAD	$344.52
5/17/2013	215695	Smith Operating & Management	PUMP/VACUUM TRUCK	$582.27
5/17/2013	215695	Smith Operating & Management	PUMPING	$4.73
5/17/2013	215695	Smith Operating & Management	PUMPING LABOR	$150.00
5/17/2013	215695	Smith Operating & Management	ROAD & LOCATION COST	$361.87
5/17/2013	215695	Smith Operating & Management	ROUSTABOUT LABOR	$167.48
5/17/2013	215695	Smith Operating & Management	SWD	$635.44
5/17/2013	215695	Smith Operating & Management	W/O RIG EXPENSE	$1,460.00

MOR-44

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/17/2013	215696	Solium Capital LLC	ADMINISTRATION	$1,148.42
5/17/2013	215696	Solium Capital LLC	SEL-SERVE PRIMARY	$6,648.42
5/17/2013	215697	The Lincoln National Life	Life Insurance	$1,080.75
5/17/2013	215697	The Lincoln National Life	Life Insurance	$4,342.65
5/17/2013	215698	Tom Boismier	MONTHLY RETAINER	$4,166.67
5/17/2013	215699	Tres Management Inc.	ENGINEERING	$6,053.91
5/17/2013	215700	United Parcel Service, Inc.	POSTAGE	$176.39
5/17/2013	215701	GE Capital	COPIER & PRINTERS	$11,149.64
5/17/2013	215702	Wes Willits	YEARLY MEMBERSHIP	$75.00
5/20/2013	215703	Central Hydraulic, Inc.	DAILY SURFACE UNIT	$59,895.70
5/20/2013	215704	JOHNNY R. MCNEELY	04/2013 PUMPING	$1,216.00
5/20/2013	215705	NORTH DAKOTA DEPT. OF HEALTH	AIR PERMIT	$1,050.00
5/20/2013	WT2187	Princess Three Operating, LLC	P&A Expenses	$41,800.00
5/20/2013	WT2193	Texas State Comptroller	SEVERANCE TAXES -	$4,874.94
5/21/2013	WT2188	Baker Hughes Oilfield Operatio	MISC PARTS	$3,917.00
5/21/2013	WT2189	Baker Hughes Oilfield Operatio	MISC PARTS	$16,006.12
5/21/2013	WT2190	Nationwide Trust Company	401(k) - EE	$14,309.25
5/21/2013	WT2190	Nationwide Trust Company	401(k) - ER	$9,862.59
5/21/2013	WT2190	Nationwide Trust Company	401(k) - LOANS	$540.38
5/21/2013	WT2192	Nationwide Trust Company	401(k) - EE	$1,811.63
5/21/2013	WT2192	Nationwide Trust Company	401(k) - ER	$1,507.78
5/21/2013	WT2192	Nationwide Trust Company	401(k) - LOANS	$109.27
5/21/2013	WT2192	Nationwide Trust Company	Source Intercompany	$3,428.68
5/21/2013	WT2192	Nationwide Trust Company	Target Intercompany	$(3,428.68)
5/22/2013	WT2191	Nationwide Trust Company	401(k) - EE	$211.54
5/24/2013	215706	AT&T Corp	PHONE SERVICE	$79.85
5/24/2013	215706	AT&T Corp	PHONE SERVICE	$632.49
5/24/2013	215707	Bob's Oilfield Service, Inc.	CLEAN SNOW AWAY	$532.50
5/24/2013	215707	Bob's Oilfield Service, Inc.	CLEANED SNOW OFF	$111.50
5/24/2013	215707	Bob's Oilfield Service, Inc.	CLEANED UP WOOD &	$1,657.00
5/24/2013	215707	Bob's Oilfield Service, Inc.	CLEARED SNOW AWAY	$507.50
5/24/2013	215707	Bob's Oilfield Service, Inc.	DRESSED UP UNIT,	$742.00
5/24/2013	215707	Bob's Oilfield Service, Inc.	HAULED & UNLOAD	$1,434.00
5/24/2013	215707	Bob's Oilfield Service, Inc.	INSPECT EQUIPMENT,	$1,065.00
5/24/2013	215707	Bob's Oilfield Service, Inc.	LOADED & HAULED	$2,674.40
5/24/2013	215707	Bob's Oilfield Service, Inc.	LOADED AND HAULED	$1,334.00

MOR-45

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/24/2013	215707	Bob's Oilfield Service, Inc.	MOVED SNOW AWAY	$334.50
5/24/2013	215707	Bob's Oilfield Service, Inc.	MOVED SNOW FROM	$421.00
5/24/2013	215707	Bob's Oilfield Service, Inc.	MOVED SNOW OFF	$309.50
5/24/2013	215707	Bob's Oilfield Service, Inc.	MOVED SNOW ON	$1,015.00
5/24/2013	215707	Bob's Oilfield Service, Inc.	PU TUBING AND	$1,039.00
5/24/2013	215707	Bob's Oilfield Service, Inc.	PU WOOD & GARBAG ON	$2,337.51
5/24/2013	215707	Bob's Oilfield Service, Inc.	PU WOOD, GARBAGE	$444.00
5/24/2013	215707	Bob's Oilfield Service, Inc.	SAFETY MTG, INSPECT	$1,684.00
5/24/2013	215708	Bowie Cass Electric	ELECTRIC SERVICES	$665.84
5/24/2013	215709	Canon Financial Services, Inc.	COPIER EXPENSE	$268.46
5/24/2013	215710	Central Hydraulic, Inc.	APSI 2.5" JET PUMP	$45,112.20
5/24/2013	215711	Chapter 13 Office	GARNISHMENT	$1,212.93
5/24/2013	215712	Cintas Corporation	UNIFORMS	$611.34
5/24/2013	215713	Computershare, Inc.	MAINT & EXPENSE	$945.86
5/24/2013	215713	Computershare, Inc.	TRANSACTIONS	$38.00
5/24/2013	215714	Globe Energy Services, LLC	FRESH WATER TO	$137.50
5/24/2013	215714	Globe Energy Services, LLC	HAUL SALTWATER	$8,226.05
5/24/2013	215714	Globe Energy Services, LLC	TRANSFER FLUIDS ON	$105.00
5/24/2013	215715	Grant Thornton, LLP	PROFESSIONAL	$6,300.00
5/24/2013	215716	JOHNNY R. MCNEELY	PUMPER - MAY 2013	$1,920.00
5/24/2013	215717	James P. Hill Distributor Inc.	CHV ARIES 100 BULK	$930.71
5/24/2013	215718	Jerry M. Cluck	ANSWERING SERVICE	$162.38
5/24/2013	215719	Landtel Communications	RIG UP STARNET WITH	$367.50
5/24/2013	215720	Mclain-Chitwood Office Prods	Office Supplies	$39.19
5/24/2013	215720	Mclain-Chitwood Office Prods	BINDER CLIPS AND	$1.83
5/24/2013	215720	Mclain-Chitwood Office Prods	COPY PAPER	$245.67
5/24/2013	215720	Mclain-Chitwood Office Prods	COPY PAPER, CLIPS	$177.70
5/24/2013	215720	Mclain-Chitwood Office Prods	PRINTED #10	$237.72
5/24/2013	215721	Modular Space Corporation	OFFICE BLDG RENTAL	$2,398.86
5/24/2013	215722	Opportune LLP	ANNUAL SUBSCRIPTION	$5,000.00
5/24/2013	215723	Panola-Harrison Electric	ELECTRIC	$9,062.99
5/24/2013	215724	Phillip L. Lakin	3D INTERPRETATION	$3,675.00

MOR-46

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/24/2013	215725	Pitney Bowes Global Financial	LATE FEE	$32.00
5/24/2013	215726	ROCKY MOUNTAIN OILFIELD	HEAT TANKS	$4,575.00
5/24/2013	215727	Reddog Systems, Inc.	JIBLINK SERVICE FOR	$70.00
5/24/2013	215728	Rollie G. Farris	CONSULTING	$9,750.00
5/24/2013	215729	Ronald Pilkington	OIL CHANGE & ROTATE	$129.46
5/24/2013	215730	SBG GRASSY BUTTE LLC	PRODUCTION WATER	$4,008.75
5/24/2013	215731	SBG GREEN RIVER, LLC	PRODUCTION WATER	$1,262.25
5/24/2013	215732	Shred-It USA - Denver	SHREDDING	$97.18
5/24/2013	215733	South Gateway Tire Co. Inc.	FIX FLAT ON	$23.34
5/24/2013	215734	Standard Parking	MAY 2013 PARKING	$760.00
5/24/2013	215735	Tervita LLC	DISPOAL FEE OF MUD	$24,650.24
5/24/2013	215736	Toledo Automotive Supply, Inc.	NAPAGOLD, LED	$41.08
5/24/2013	215736	Toledo Automotive Supply, Inc.	VEHICLE	$140.08
5/24/2013	215737	Tres Management Inc.	ENGINEERING	$6,816.25
5/24/2013	215738	United Parcel Service, Inc.	POSTAGE	$148.17
5/24/2013	215739	Verian Technologies, LLC	MAY 2013 ASP FEE 31	$2,575.00
5/28/2013	WT2195	McJunkin Red Man Corporation	MISC FITTINGS	$18,910.92
5/28/2013	WT2197	C.L. Frates & Company	DEPOSIT ON EXTENDED REPORTING PERIOD FOR D&O POLICY	$853,487.50
5/29/2013	WT2196	George S. Newton & Assoc., Inc	CAFETERIA PLAN	$4,523.60
5/30/2013	215740	AAPL	YEARLY RENEWAL -	$100.00
5/30/2013	215741	Answer Phone	ANSWERING SERVICE	$45.00
5/30/2013	215742	Ark-La-Tex Shredding	SHREDDING	$50.00
5/30/2013	215743	Billy Fields	REIMBURSE MOVING	$1,585.79
5/30/2013	215744	Black Hills Trucking, Inc	HAUL DRILL PIPE	$11,906.41
5/30/2013	215745	Bob's Oilfield Service, Inc.	LOADED AND HAULED	$542.50
5/30/2013	215745	Bob's Oilfield Service, Inc.	MOVED PIPE ON TO	$542.50
5/30/2013	215746	Bowie Cass Electric	ELECTRIC SERVICE	$131.77
5/30/2013	215747	CAMERON SURFACE SYSTEMS	REAPIR CHARGES OF	$87,778.99
5/30/2013	215748	Casey Hudson	PAINT PARKING AREAS	$800.00
5/30/2013	215749	CenterPoint Energy Gas Process	PROD MONTH JAN 2013	$7,379.40
5/30/2013	215750	Century Link	PHONE SERVICE	$75.01

MOR-47

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/30/2013	215751	Cintas Corporation	UNIFORMS	$305.67
5/30/2013	215752	Citrix Online, LLC	GOTOMEETING	$195.00
5/30/2013	215753	DAIOHS, USA Inc	COFFEE	$270.03
5/30/2013	215754	Elite Power LLC	GENERATOR RENTAL	$25,200.00
5/30/2013	215755	Globe Energy Services, LLC	HAUL SALTWATER	$3,065.00
5/30/2013	215756	JNS Trucking, Inc.	100 BBLS SWD	$110.00
5/30/2013	215756	JNS Trucking, Inc.	113 BBLS SWD	$124.30
5/30/2013	215756	JNS Trucking, Inc.	127 BBLS SWD	$139.70
5/30/2013	215756	JNS Trucking, Inc.	130 BBLS SWD	$286.00
5/30/2013	215756	JNS Trucking, Inc.	140 BBLS SWD	$308.00
5/30/2013	215756	JNS Trucking, Inc.	140 BBLS TO LOC	$328.75
5/30/2013	215756	JNS Trucking, Inc.	1420 BBLS SWD	$1,562.00
5/30/2013	215756	JNS Trucking, Inc.	158 BBLS SWD	$173.80
5/30/2013	215756	JNS Trucking, Inc.	180 BBLS SWD	$558.00
5/30/2013	215756	JNS Trucking, Inc.	182 BBLS SWD	$245.70
5/30/2013	215756	JNS Trucking, Inc.	201 BBLS SWD	$221.10
5/30/2013	215756	JNS Trucking, Inc.	242 BBLS SWD	$266.20
5/30/2013	215756	JNS Trucking, Inc.	254 BBLS SWD	$279.40
5/30/2013	215756	JNS Trucking, Inc.	260 BBLS SWD	$260.00
5/30/2013	215756	JNS Trucking, Inc.	280 BBLS SWD	$602.00
5/30/2013	215756	JNS Trucking, Inc.	300 BBLS SWD	$315.00
5/30/2013	215756	JNS Trucking, Inc.	334 BBLS SWD	$334.00
5/30/2013	215756	JNS Trucking, Inc.	34 BBLS SWD	$37.40
5/30/2013	215756	JNS Trucking, Inc.	380 BBLS SWD	$513.00
5/30/2013	215756	JNS Trucking, Inc.	385 BBLS SWD	$385.00
5/30/2013	215756	JNS Trucking, Inc.	390 BBLS SWD	$858.00
5/30/2013	215756	JNS Trucking, Inc.	40 BBLS SWD	$42.00
5/30/2013	215756	JNS Trucking, Inc.	420 BBLS SWD	$462.00
5/30/2013	215756	JNS Trucking, Inc.	430 BBLS SWD	$600.00
5/30/2013	215756	JNS Trucking, Inc.	480 BBLS SWD	$648.00
5/30/2013	215756	JNS Trucking, Inc.	50 BBLS SWD	$55.00
5/30/2013	215756	JNS Trucking, Inc.	541 BBLS SWD	$595.10
5/30/2013	215756	JNS Trucking, Inc.	570 BBLS SWD	$613.00
5/30/2013	215756	JNS Trucking, Inc.	580 BBLS SWD	$638.00
5/30/2013	215756	JNS Trucking, Inc.	596 BBLS SWD	$655.60
5/30/2013	215756	JNS Trucking, Inc.	682 BBLS SWD	$682.00
5/30/2013	215756	JNS Trucking, Inc.	70 BBLS SWD	$77.00
5/30/2013	215756	JNS Trucking, Inc.	700 BBLS SWD	$910.00

MOR-48

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/30/2013	215756	JNS Trucking, Inc.	80 BBLS SWD	$84.00
5/30/2013	215756	JNS Trucking, Inc.	810 BBLS SWD	$1,984.50
5/30/2013	215756	JNS Trucking, Inc.	880 BBLS SWD	$968.00
5/30/2013	215756	JNS Trucking, Inc.	889 BBLS SWD	$2,178.05
5/30/2013	215756	JNS Trucking, Inc.	970 BBLS SWD	$1,067.00
5/30/2013	215756	JNS Trucking, Inc.	980 BBLS SWD	$2,401.00
5/30/2013	215756	JNS Trucking, Inc.	CLEAN MUD TANKS	$3,000.00
5/30/2013	215756	JNS Trucking, Inc.	CLEAN PIT	$1,020.00
5/30/2013	215756	JNS Trucking, Inc.	DROVE TO LOC AND	$240.00
5/30/2013	215756	JNS Trucking, Inc.	HAUL 100 BBLS TO LOC	$210.00
5/30/2013	215756	JNS Trucking, Inc.	HAUL WATER TO LOC	$727.50
5/30/2013	215756	JNS Trucking, Inc.	HAUL WATER TO LOC,	$970.00
5/30/2013	215756	JNS Trucking, Inc.	STANDBY TIME	$328.75
5/30/2013	215757	Jon William (Tucker) Mchugh	BOARD OF DIRECTORS	$4,000.00
5/30/2013	215757	Jon William (Tucker) Mchugh	MONTHLY RETAINER	$4,166.67
5/30/2013	215758	Ken L. Kenworthy	BOARD OF DIRECTORS	$4,000.00
5/30/2013	215758	Ken L. Kenworthy	MONTHLY RETAINER	$4,166.67
5/30/2013	215759	Kent F. Hollier	MCKENZIE #9 C/C	$3,050.00
5/30/2013	215760	Lufkin Industries	SOFTWARE LICENSE	$1,254.18
5/30/2013	215761	MBI Energy Logistics LLC	HAUL PRODUCTION	$540.00
5/30/2013	215762	Mary Ann Grove	3 YARD STEEL	$125.00
5/30/2013	215763	Mclain-Chitwood Office Prods	COPY PAPER, CLIPS,	$49.45
5/30/2013	215764	Michael G. Cook	BOARD OF DIRECTORS	$2,000.00
5/30/2013	215764	Michael G. Cook	MONTHLY RETAINER	$4,166.67
5/30/2013	215765	Miller Insulation Co., Inc.	BUILD & INSTALL	$13,995.00
5/30/2013	215765	Miller Insulation Co., Inc.	BUILD & INSTALLED	$14,615.00
5/30/2013	215765	Miller Insulation Co., Inc.	REMOVE WALL OUT OF	$660.00
5/30/2013	215765	Miller Insulation Co., Inc.	SET SCAFFOLD,	$6,302.56
5/30/2013	215766	Nick A. Sommer	GEOLOGICAL	$13,695.00
5/30/2013	215767	Pam Scott	BACKGROUND CHECK	$142.80
5/30/2013	215768	Petrofiche, Inc.	RASTER UPDATE	$2,220.92
5/30/2013	215769	Piracle, Inc.	XT PIRACLE CARE	$495.00
5/30/2013	215770	Pitney Bowes Global Financial	POSTAGE MACHINE	$1,433.81
5/30/2013	215771	RACHEL KRETCHMAR	INACTIVATE BOLO	$148.75
5/30/2013	215771	RACHEL KRETCHMAR	WEBFILINGS 8-K	$148.75

MOR-49

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/30/2013	215772	SBG GRASSY BUTTE LLC	PRODUCTION WATER	$5,537.25
5/30/2013	215773	SBG GREEN RIVER, LLC	PRODUCTION WATER	$1,080.00
5/30/2013	215774	Slawson Exploration Co., Inc.	COMPANY LABOR	$0.65
5/30/2013	215774	Slawson Exploration Co., Inc.	COMPANY SUPERVISION	$21.66
5/30/2013	215774	Slawson Exploration Co., Inc.	CONTRACT LABOR &	$1,196.46
5/30/2013	215774	Slawson Exploration Co., Inc.	ENGR & TECH SERVICES	$7.84
5/30/2013	215774	Slawson Exploration Co., Inc.	EQUIPMENT RENTAL	$1,638.81
5/30/2013	215774	Slawson Exploration Co., Inc.	FUEL & ELECTRICITY	$454.46
5/30/2013	215774	Slawson Exploration Co., Inc.	INSURANCE	$5.30
5/30/2013	215774	Slawson Exploration Co., Inc.	LEASE ROAD MAINT &	$148.75
5/30/2013	215774	Slawson Exploration Co., Inc.	MINOR WELL W/O &	$4,774.06
5/30/2013	215774	Slawson Exploration Co., Inc.	OVERHEAD	$284.88
5/30/2013	215774	Slawson Exploration Co., Inc.	SCALE & CORRO INHIB	$67.50
5/30/2013	215774	Slawson Exploration Co., Inc.	SWD	$506.25
5/30/2013	215774	Slawson Exploration Co., Inc.	TRUCKING/FREIGHT	$1,336.87
5/30/2013	215775	South Gateway Tire Co. Inc.	4 TIRES	$1,095.49
5/30/2013	215776	Standard Parking	MONTHLY PARKING -	$570.00
5/30/2013	215777	Stephens Land Services, Inc.	TITLE & LEASING	$709.00
5/30/2013	215778	Steven Craig	BOARD OF DIRECTORS	$4,000.00
5/30/2013	215778	Steven Craig	MONTHLY	$4,166.67
5/30/2013	215779	Texas Gas Gathering	PROD MONTH APRIL	$88,542.91
5/30/2013	215780	Thomas G. Casso	BOARD OF DIRECTORS	$4,000.00
5/30/2013	215780	Thomas G. Casso	MONTHLY RETAINER	$4,166.67
5/30/2013	215782	United Parcel Service, Inc.	POSTAGE	$303.93
5/30/2013	215783	WellEz Information	COMPLETION REPORT	$50.00
5/30/2013	215783	WellEz Information	WATSON A S24-11-1H	$100.00
5/30/2013	215783	WellEz Information	WORKOVER REPORT	$25.00
5/30/2013	215784	WellPro, Inc.	BOP, RING GASKETS,	$8,829.09

MOR-50

All Disbursements for May 2013

All Disbursements for May
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
5/30/2013	215784	WellPro, Inc.	HAUL EQUIPMENT	$640.50
5/30/2013	WT2198	Opportune LLP	RETAINER	$50,000.00
5/30/2013	WT2199	Paylocity	05/31/13 PAYROLL	$176,951.68
5/30/2013	WT2200	Paylocity	05/31/13 PAYROLL	$72,993.51
5/30/2013	WT2201	Capital One	1 SOURCE	$228.07
5/30/2013	WT2201	Capital One	EARLS RIB PALACE	$142.78
5/30/2013	WT2201	Capital One	LATE FEE & INTEREST	$42.93
5/30/2013	WT2201	Capital One	STAPLES 00108795	$7.90
5/30/2013	WT2201	Capital One	VAMONOS	$69.18
5/30/2013	WT2201	Capital One	Office Supplies	$13.35
5/30/2013	WT2202	Princess Three Operating, LLC	P&A	$17,530.00
5/30/2013	WT2202	Princess Three Operating, LLC	W/O RIG	$5,084.85
5/30/2013	WT2203	Princess Three Operating, LLC	W/O RIG	$10,000.00
5/30/2013	215781	Tom Boismier	BOARD OF DIRECTORS	$4,000.00
5/30/2013	215781	Tom Boismier	MONTHLY RETAINER	$4,166.67
5/31/2013	215253A	Pension Solutions, Inc.	401(k) ADMIN FEES	$1,065.25
5/31/2013	WT2208	CANTOR FITZGERALD SECURITIES	INTEREST ON DIP LOAN	$516,666.66
5/19/2013	Wire	Endeavor Gas Gathering	Gathering & Compression	$171,060.43
5/20/2013	Wire	IBC Acccount	Bank Charge	$12.50
Various	Wire	Various	Lease Expense	$2,700.00
5/20/2013	Cash	Petty Cash	Office Supplies	$274.10
Various	Wire	IBC Funding Gas Cards	Gas for Field Trucks	$3,500.00
5/24/2013	EFT	Capital One Bank	ANALYSIS SERVICE CHARGE	$7,023.53
5/16/2013	See List	Payment of Oil and Gas Royalties to third parties		$1,268,983.13
				$5,594,770.82

MOR-51

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Esther M. Aberle	5/15/2013	541472	69.36
Children Of Jennifer Beason	5/15/2013	541473	3.40
Children Of Barbara Carlton	5/15/2013	541474	3.40
Jo Ann Paulsen Trust	5/15/2013	541475	72.89
Caren Harvey Prothro	5/15/2013	541476	453.64
Children Of Bruce G. Roberts	5/15/2013	541477	3.40
Jennifer Anne Roberts Beason	5/15/2013	541478	35.35
Thomas C. Brown	5/15/2013	541479	0.85
Barbara Joyce Roberts Carlton	5/15/2013	541480	35.38
Amy G. Key aka Amy Key Keith	5/15/2013	541481	261.13
Frank E. Novy	5/15/2013	541482	1.53
XTO Energy Inc.	5/15/2013	541483	40,208.82
Arkoma Bakken, LLC	5/15/2013	541484	27,518.97
Whiting Oil and Gas Corporatn	5/15/2013	541485	3,362.98
Burlington Resources O&G Co LP	5/15/2013	541486	86,887.32
Continental Resources, Inc.	5/15/2013	541487	3,589.47
Hess Corporation	5/15/2013	541488	218,795.43
Avalon North LLC	5/15/2013	541489	207.98
Dakota West Energy LLC	5/15/2013	541490	208.04
MBI Oil & Gas, LLC	5/15/2013	541491	2,453.39
Amanda Jane Hall Wynn	5/6/2013	540766	87.42
Anesya H. Newton	5/6/2013	540767	1,190.51
Barton Bailey Greer	5/6/2013	540768	132.03
Betty Hain	5/6/2013	540769	353.77
Brenda Greer Foster	5/6/2013	540770	395.90
Darrel Glen Freeman	5/6/2013	540771	59.34
James Lee Waskom, Jr.	5/6/2013	540772	179.96
Joe Alton 'Jay' Greer	5/6/2013	540773	132.02
Joe Lewis & Vivian Lewis	5/6/2013	540774	222.26
Johnnie Marie Eila Benson	5/6/2013	540775	712.56
Karen Ann Elwood Jeans	5/6/2013	540776	89.11
Kathy Lynne Elwood McDaniel	5/6/2013	540777	89.10
Linda Rebecca Hall Palmer	5/6/2013	540778	34.36
Lola Annette Harrison	5/6/2013	540779	1,187.67
Mary Virginia Haynes	5/6/2013	540780	356.32
Michael Lynn Freeman	5/6/2013	540781	59.44
Patrick Barker	5/6/2013	540782	356.35

MOR-52

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Pattye Greer Garza	5/6/2013	540783	368.99
Peggy Jane Shows	5/6/2013	540784	237.53
Roger Wayne Greer, Jr.	5/6/2013	540785	132.03
Ronald Dean Freeman	5/6/2013	540786	59.44
Samuel Ray Lavender	5/6/2013	540787	356.35
Sandra Blake Bodenhamer	5/6/2013	540788	34.36
Shirley Waskom Childs	5/6/2013	540789	178.12
Teresa Smith	5/6/2013	540790	61.01
Tommy Lee Waskom	5/6/2013	540791	179.92
Trust U/W/O Sallie Mcgee Lentz	5/6/2013	540792	1,444.64
Vondia Cooks Pickney	5/6/2013	540793	53.93
Wilma Jenkins	5/6/2013	540794	52.51
(Mary) Joyce V. Wainwright	5/15/2013	540804	5,095.02
Adam Wayne Verhalen	5/15/2013	540805	166.50
Agnes M. Verhalen	5/15/2013	540806	3,413.47
Amy P. Evoniuk	5/15/2013	540807	296.96
Andrew L. Beyer	5/15/2013	540808	249.79
Ann E. Rucker	5/15/2013	540809	1,331.16
Anton & Myrtle C. Kapus	5/15/2013	540810	111.88
Atkins Minerals, LLC	5/15/2013	540811	1,188.38
Atkins, Ltd. LLC	5/15/2013	540812	5,856.27
BR Royalty LLC	5/15/2013	540813	1,836.48
Babbit Family Partnership, Ltd	5/15/2013	540814	43,562.57
Barbara L. Verhalen Appleby	5/15/2013	540815	5,095.03
Benjamin Lange and Beth Lange	5/15/2013	540816	5,364.83
Betty Verhalen	5/15/2013	540817	5,444.78
Big Sky Mineral Trust	5/15/2013	540818	77.74
Black Stone Minerals Co., LP	5/15/2013	540819	455.10
Brad Verhalen	5/15/2013	540820	214.22
Carolyn F. Underwood	5/15/2013	540821	3,775.26
Carter Wooten Rountree	5/15/2013	540822	74.59
Cecil I & Georgine A Murray	5/15/2013	540823	5,754.28
Charlene K. Williams	5/15/2013	540824	4,345.50
Charles E. Denson, Sr.	5/15/2013	540825	372.57
China Galland aka	5/15/2013	540826	485.33
Christopher J. Evoniuk	5/15/2013	540827	729.53
Christopher Lance Walters	5/15/2013	540828	485.33
Christopher Wahus	5/15/2013	540829	155.66
Clark Nolan Turney And	5/15/2013	540830	4,166.34

MOR-53

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Collins C. Diboll Pvt. Fndn.	5/15/2013	540831	8,821.31
Cowden Capital Investments LP	5/15/2013	540832	52.87
Dale G. Evoniuk	5/15/2013	540833	458.94
Dale Lawrence Harvey	5/15/2013	540834	453.65
David Wahus	5/15/2013	540835	321.47
Dean & Gail Gudahl Trust	5/15/2013	540836	421.90
Dean George Murray	5/15/2013	540837	336.70
Denver and Mary Thompson	5/15/2013	540838	16,690.24
Diane Verhalen	5/15/2013	540839	166.50
Dianne Glovatsky	5/15/2013	540840	3,775.26
Dianne N. Hancock & J. Wayne	5/15/2013	540841	4,026.95
Dolores George Lavigne	5/15/2013	540842	4,701.34
Donald Wahus	5/15/2013	540843	1,285.80
Dunver Limited Partnership	5/15/2013	540844	2,497.59
Eckard Global, LLC	5/15/2013	540845	264.36
Ed Don Jensen	5/15/2013	540846	87.13
Edward M&Barbara L Anheluk	5/15/2013	540847	56.83
Elizabeth Beasley Ingrish	5/15/2013	540848	90.84
Ella Mae & Thomas P.	5/15/2013	540849	482.18
Elvy Pharr Callies	5/15/2013	540850	2,549.30
Ernest F. Smith Test. Trust	5/15/2013	540851	438.80
Eugene B. Harvey Jr.	5/15/2013	540852	453.80
Eugene Williams, Jr.	5/15/2013	540853	6,387.97
Evelyn J. Allram	5/15/2013	540854	482.18
Faison Heathman Smith IV	5/15/2013	540855	581.94
Fedora Family Mineral Trust	5/15/2013	540856	87.11
Fergus & Elizabeth Nelson	5/15/2013	540857	378.65
Francis Paul Cullum	5/15/2013	540858	4,018.92
Frank McMillin Wooten	5/15/2013	540859	74.59
Gary Glovatsky	5/15/2013	540860	24,940.82
Gayle Yvonne Riggs And	5/15/2013	540861	4,166.34
Generations Partnership	5/15/2013	540862	9,276.79
Gina Harrell	5/15/2013	540863	6,389.03
Gloria Shulman	5/15/2013	540864	50.41
Harold Lawrence & Vanice	5/15/2013	540865	222.11
Harry Eugene Blocker III	5/15/2013	540866	637.16
Harvest Oil Company, LLC	5/15/2013	540867	3,679.60
Henry Hunsicker Family, LLC	5/15/2013	540868	499.49
Holly Beyersmith	5/15/2013	540869	249.79

MOR-54

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Howard Lange	5/15/2013	540870	5,364.83
Hunt Oil Company	5/15/2013	540871	3,763.57
Iowa Holding Company,	5/15/2013	540872	3,370.99
J. Tracy Fults, Trustee	5/15/2013	540873	3,740.29
J.E. Bragg, Jr. and	5/15/2013	540874	247.04
James B. Haynes, Jr.	5/15/2013	540875	2,349.71
James D Moore&Charla F Moore	5/15/2013	540876	68.62
James Ford Harvey	5/15/2013	540877	453.80
James Spencer Jones II	5/15/2013	540878	95,439.70
Jane D. Harvey Parker	5/15/2013	540879	453.65
Jarvis Dixon	5/15/2013	540880	336.40
Jason Wahus	5/15/2013	540881	155.66
Jenny V. Stinson	5/15/2013	540882	499.49
John B. Verhalen	5/15/2013	540883	1,331.16
John L. Beyer, III	5/15/2013	540884	249.79
John Mark Blocker	5/15/2013	540885	548.28
John Stewart Harvey	5/15/2013	540886	453.65
Johnetta Butler Johnson	5/15/2013	540887	172.25
Juaquitta Culton	5/15/2013	540888	454.56
Kelly D. Robinson, Rev Lvg	5/15/2013	540889	642.91
Knapp Oil Corporation	5/15/2013	540890	180.96
Laura Ann Holman And	5/15/2013	540891	4,166.34
Linda Kinsey	5/15/2013	540892	127.46
Lochridge Minerals LLC	5/15/2013	540893	3,848.60
Logan Resources, LLC	5/15/2013	540894	498.10
Lynda Nelson (Kostenko)	5/15/2013	540895	111.07
Marcia Jannenga	5/15/2013	540896	3,775.26
Marjorie Evoniuk, a widow &	5/15/2013	540897	917.88
Mark Verhalen	5/15/2013	540898	218.78
Mary Margaret Verhalen Scott	5/15/2013	540899	2,559.47
Monad Werner, LLC	5/15/2013	540900	1,173.90
Monte Sandvick and	5/15/2013	540901	247.04
Myrtle May Gudahl	5/15/2013	540902	375.04
Nancy Franklyn Beyer Trust,	5/15/2013	540903	259.44
Neil W. Mohr and Judith A.	5/15/2013	540904	222.11
Oil Field Girls, Ltd.	5/15/2013	540905	606.04
Pamela J. Hartwig	5/15/2013	540906	404.95
Ralph O. Harvey, III	5/15/2013	540907	453.80
Randee B. Johnson	5/15/2013	540908	166.50

MOR-55

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Raymond P. Verhalen, III	5/15/2013	540909	1,248.80
Raymond Stuart Harr	5/15/2013	540910	166.50
Red Rocks Company, LLC	5/15/2013	540911	482.82
Renrew Minerals, LTD	5/15/2013	540912	2,349.08
Reynolds Drilling Co., Inc.	5/15/2013	540913	6,735.75
Richard Foster Mays	5/15/2013	540914	205.05
Robert D. Blocker, Jr.	5/15/2013	540915	1,912.72
Robert Vernon Blakey, Sr.	5/15/2013	540916	8,509.83
Ronnie Cole	5/15/2013	540917	2,249.79
Ruth E. Geinert	5/15/2013	540918	5,150.24
S&C Properties	5/15/2013	540919	75.08
Sandra V. Floyd	5/15/2013	540920	499.50
Sandra Verhalen Skevington	5/15/2013	540921	166.50
Sharon Fults Non Exempt Trust	5/15/2013	540922	3,740.29
Sheila D. Walker	5/15/2013	540923	4,345.50
Sherran Petroleum LLC	5/15/2013	540924	498.12
Sierra Land Services	5/15/2013	540925	577.84
Simeon Frances Wooten, III	5/15/2013	540926	74.59
Southwest Petroleum Co. L.P.	5/15/2013	540927	350.08
Stacy Eugene Moore	5/15/2013	540928	166.13
State of ND acting by/through	5/15/2013	540929	2,236.31
Stephen G. Verhalen, Jr.	5/15/2013	540930	1,331.26
Susie G. Fults Family Trust	5/15/2013	540931	9,587.97
Suzanne Verhalen Padgett	5/15/2013	540932	970.72
Thomas Luke Verhalen	5/15/2013	540933	166.50
Timothy Glovatsky	5/15/2013	540934	332.09
Todd Murray	5/15/2013	540935	336.70
Tracy Snyder	5/15/2013	540936	4,582.98
Victor Kostenko	5/15/2013	540937	111.07
Walter G. Verhalen, III	5/15/2013	540938	214.23
Wanda A. Young	5/15/2013	540939	70.76
Ware Development LLC	5/15/2013	540940	9,390.74
Wayne Parks Turney	5/15/2013	540941	4,166.34
William M. Huffman	5/15/2013	540942	1,840.72
f/b/o Clarence N. Schwab	5/15/2013	540943	24,833.24
Barbara Young Thompson	5/6/2013	540795	75.25
Frank A. Clark, Jr.	5/6/2013	540796	59.78
Frankie Crawford	5/6/2013	540797	107.20
James Parnell Lester	5/6/2013	540798	124.31

MOR-56

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Lyra Carolyn Fugler McCarty	5/6/2013	540799	7.44
Mark Allen	5/6/2013	540800	18.88
McMahon Energy Partners, LP	5/6/2013	540801	10.80
Patricia Ann Huyer Hollis	5/6/2013	540802	56.39
Troy Cooper	5/6/2013	540803	38.58
1st Church Of Christ Scientist	5/15/2013	540944	2,268.50
2009 Horton Family Trust	5/15/2013	540945	601.27
A.K. Lacy	5/15/2013	540946	1,071.26
Agious Manning III	5/15/2013	540947	120.48
Alan M. Villiers	5/15/2013	540948	306.08
Albert James Williams	5/15/2013	540949	239.50
Albert L. & Effie Hondl	5/15/2013	540950	64.78
Albert Watkins Key	5/15/2013	540951	443.11
Albert Williams	5/15/2013	540952	172.97
Alfred Cameron Mitchell	5/15/2013	540953	173.69
Alfred E. Lacy Jr	5/15/2013	540954	1,071.26
Alger Hyatt	5/15/2013	540955	64.30
Alice Jones	5/15/2013	540956	126.49
Allan John Kasian	5/15/2013	540957	95.90
Allison Renee Williams	5/15/2013	540958	57.28
Alton Leroy Richardson	5/15/2013	540959	183.51
Amy Dreyer Blake	5/15/2013	540960	54.63
Anderson-Taylor Family	5/15/2013	540961	1,317.22
Andreu Lawrence Wiltse, Jr.	5/15/2013	540962	244.44
Andrew J. Brune	5/15/2013	540963	1,156.80
Anesia McGee Freeman c/o	5/15/2013	540964	51.90
Anesya H. Newton	5/15/2013	540965	687.40
Angela Linburg	5/15/2013	540966	481.02
Anita G. Kuntz	5/15/2013	540967	1,609.46
Ann Brown Shanks	5/15/2013	540968	1,443.05
Ann J. Wood	5/15/2013	540969	533.05
Anne N. Kelly Rev Tr UTA dtd	5/15/2013	540970	530.05
Annie Mae Green Sheppard	5/15/2013	540971	110.68
Annie Marie Thomas	5/15/2013	540972	259.19
Annie Mosley	5/15/2013	540973	56.23
Annie R. Lane Fisher	5/15/2013	540974	66.95
Apex Royalties, Inc.	5/15/2013	540975	327.55
Armenia Lester Hawkins	5/15/2013	540976	68.94
BG US Production Company, LLC	5/15/2013	540977	4,424.81

MOR-57

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
BHCH Mineral, Ltd.	5/15/2013	540978	456.02
BP America Production Company	5/15/2013	540979	4,519.71
Baldwin Mineral Trust	5/15/2013	540980	55.86
Banister Willis	5/15/2013	540981	97.06
Barbara B. and Byron B. Booth	5/15/2013	540982	5,391.58
Barbara Lester Jordan	5/15/2013	540983	147.44
Barbara Steeg Midlo	5/15/2013	540984	495.38
Barbara W. Sorenson Rev. Trust	5/15/2013	540985	344.31
Barton Bailey Greer	5/15/2013	540986	76.40
Benigene Hart	5/15/2013	540987	147.09
Benjamin D. Agnor	5/15/2013	540988	200.79
Bertha M. Cooper	5/15/2013	540989	64.80
Bettie Scott Youree Park FDTN	5/15/2013	540990	1,039.69
Betty Hain	5/15/2013	540991	206.24
Betty Lou Young	5/15/2013	540992	66.75
Bill Rudd, Inc. DBA	5/15/2013	540993	2,399.27
Billy Earl Adams	5/15/2013	540994	101.19
Billy Williams	5/15/2013	540995	172.97
Bob Perkins, Jr.	5/15/2013	540996	81.95
Bonnie G. Smith	5/15/2013	540997	109.52
Brad R. Duhon	5/15/2013	540998	631.48
Braden C. Despot	5/15/2013	540999	631.48
Brenda Greer Foster	5/15/2013	541000	229.13
Brenda Hayner Moon	5/15/2013	541001	7,672.62
Brenda Lester Bell	5/15/2013	541002	392.18
Brenda Manning Everitt	5/15/2013	541003	100.67
Brenda Russell Williams	5/15/2013	541004	819.35
Brendon Blincoe	5/15/2013	541005	281.65
Bruce Graham Roberts	5/15/2013	541006	111.28
Bruce Tomchuk	5/15/2013	541007	58.30
Bryan Tomchuk	5/15/2013	541008	58.30
C. Bradley Wilson Rev. Trust	5/15/2013	541009	53.47
CCRC Family Limited Partnershi	5/15/2013	541010	68.39
Caddo Minerals, Inc.	5/15/2013	541011	135.83
Cal Farley's Boys Ranch	5/15/2013	541012	2,449.65
Candyce James Alexander	5/15/2013	541013	512.59
Candyce W. Evertson	5/15/2013	541014	881.96
Carl Marks	5/15/2013	541015	219.53
Carol Ann Hirsch Freirich	5/15/2013	541016	140.84

MOR-58

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Carol Frank	5/15/2013	541017	1,385.20
Carol Freyer Bayer	5/15/2013	541018	77.51
Carol Worsham	5/15/2013	541019	120.28
Carolyn M. Curry	5/15/2013	541020	71.52
Carolyn Verhalen	5/15/2013	541021	423.80
Carolyn Williams	5/15/2013	541022	172.97
Cathy Cornelius Gaas	5/15/2013	541023	2,428.61
Cecil Manning	5/15/2013	541024	56.23
Cecilia M. Taylor	5/15/2013	541025	71.52
Chad Lee Cargill	5/15/2013	541026	149.80
Charles E. Mercer Jr.	5/15/2013	541027	2,185.81
Charles Marion Bradshaw III	5/15/2013	541028	810.79
Charles R. Lester And	5/15/2013	541029	239.39
Charles Turner	5/15/2013	541030	220.48
Charles Walker	5/15/2013	541031	55.35
Charles Williams	5/15/2013	541032	172.97
Charline Thompson	5/15/2013	541033	302.38
Chevron North America	5/15/2013	541034	53.46
Cheyenne Royalties, LLC	5/15/2013	541035	544.64
Choctaw Energy Ltd.	5/15/2013	541036	89.29
Clara Lentz Westmoreland	5/15/2013	541037	481.97
Clark Interests, L.L.C.	5/15/2013	541038	1,431.61
Claude Brooks	5/15/2013	541039	81.95
Clay S. Carlile	5/15/2013	541040	50.30
Clifford Cole, Jr.	5/15/2013	541041	138.74
Coletta Lester Davis	5/15/2013	541042	68.94
Collin Jones	5/15/2013	541043	170.16
Columbia Enterprises	5/15/2013	541044	947.21
Concho Royalty Company, LP	5/15/2013	541045	148.03
Connie Raylene Brooks	5/15/2013	541046	495.83
ConocoPhillips Company	5/15/2013	541047	541.44
Coronado Resources LP	5/15/2013	541048	384.26
Curtis Dartson	5/15/2013	541049	51.90
Cynthia Lester Howell Morris	5/15/2013	541050	125.20
D.J. Stuber Land & Royalty Tr	5/15/2013	541051	301.33
Dale Williston Minerals	5/15/2013	541052	164.11
Dallas District Church	5/15/2013	541053	1,031.88
Daniel Finley	5/15/2013	541054	162.73
Daniel Wayne Williams	5/15/2013	541055	80.20

MOR-59

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Danny Herbert Vokal	5/15/2013	541056	69.10
Danny Ray Sasser	5/15/2013	541057	402.58
Darrell Manning	5/15/2013	541058	56.23
David Dickson Corley	5/15/2013	541059	168.65
David V. Kubas	5/15/2013	541060	210.38
Dayton Lewis Cargill Trust	5/15/2013	541061	207.16
Dean Hartman	5/15/2013	541062	1,231.80
Deborah Shaw Johnson	5/15/2013	541063	218.94
Desert Partners IV, L.P.	5/15/2013	541064	555.63
Dianne Mann	5/15/2013	541065	601.31
Dolph Crawley	5/15/2013	541066	147.10
Don J. Kuntz	5/15/2013	541067	710.88
Donald Earle Hudson II	5/15/2013	541068	57.43
Donald Hyatt	5/15/2013	541069	64.30
Donald Q. Powell	5/15/2013	541070	217.63
Donna Black	5/15/2013	541071	601.31
Donna Marie Long	5/15/2013	541072	57.13
Dora Mae Whitley	5/15/2013	541073	83.80
Doris Nann Mercer Chandler &	5/15/2013	541074	2,185.79
Doristine Milligan	5/15/2013	541075	105.86
Dorothy & Philip Jones	5/15/2013	541076	1,487.48
Dorothy Gerhardt (Life Tenant)	5/15/2013	541077	80.64
Dorothy Lee Gill Wagner or	5/15/2013	541078	233.41
Dorothy Nell Taylor	5/15/2013	541079	81.95
Dorothy Swanson	5/15/2013	541080	81.95
Douglas Stanley Herring	5/15/2013	541081	88.34
Dunbar Oil and Gas, Ltd.	5/15/2013	541082	189.73
Dustin Oscar Keith Cargill Tru	5/15/2013	541083	207.16
E. Baker & Associates	5/15/2013	541084	77.19
EXCO Operating Company, LP	5/15/2013	541085	4,424.80
Eagle Oil & Gas Co.	5/15/2013	541086	90.16
Earl W. Ferguson	5/15/2013	541087	358.10
East Texas Oil & Gas Rp.	5/15/2013	541088	354.30
Edgar B. Lincoln	5/15/2013	541089	1,704.38
Edward Brawner	5/15/2013	541090	360.02
Edward Manning	5/15/2013	541091	56.22
Elaine Woodley Harris	5/15/2013	541092	3,527.81
Eleanor J. Basaraba, a widow	5/15/2013	541093	2,473.59
Eleanor Taylor Scott	5/15/2013	541094	637.30

MOR-60

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Elizabeth J. Vidal Rev Trust	5/15/2013	541095	63.34
Elizabeth Key Smith	5/15/2013	541096	506.41
Ella Basaraba	5/15/2013	541097	2,473.59
Ella Marie Marshall	5/15/2013	541098	93.10
Emma Prokop	5/15/2013	541099	1,487.48
Energy Properties Limited	5/15/2013	541100	374.37
Erma C. Williams	5/15/2013	541101	971.63
Ernest & Karla Akovenko	5/15/2013	541102	1,487.48
Ernest Lane	5/15/2013	541103	51.50
Estate Of Lavondro K. Morrison	5/15/2013	541104	1,830.43
Ethel Estvold Beckman	5/15/2013	541105	1,704.38
Ethel Mae Harvey	5/15/2013	541106	136.55
Etheldra A. Turner	5/15/2013	541107	50.40
Eura Lee Caveness, Jr.	5/15/2013	541108	55.31
Evelyn Warren	5/15/2013	541109	308.01
Exxonmobil Corporation	5/15/2013	541110	5,755.22
Farrah Elise Fults Dolbey	5/15/2013	541111	1,278.75
Faulconer 2004 Ltd. Ptnrship	5/15/2013	541112	809.32
Faulconer Energy L.P.	5/15/2013	541113	1,436.35
Favian M. Adair, Jr.	5/15/2013	541114	164.80
Fay Levon Else	5/15/2013	541115	101.21
Faye Denson Watson	5/15/2013	541116	307.27
First Church Of Christ,	5/15/2013	541117	1,134.27
Flanoy Holden Choate & Annie	5/15/2013	541118	82.19
Florence Rose Hardy	5/15/2013	541119	195.34
Francis P. Hadlock III, Dcsd.	5/15/2013	541120	185.21
Francis S. Baldwin Sr. Family	5/15/2013	541121	6,071.51
Frank A. Clark, Jr.	5/15/2013	541122	76.05
Frank T. Bruce	5/15/2013	541123	117.47
Frankie Jackson Nunley	5/15/2013	541124	102.99
Frankie Mae Williams	5/15/2013	541125	150.64
Frieda Sussdorf Adair	5/15/2013	541126	1,517.08
Garrett BTF Minerals, LLC	5/15/2013	541127	124.38
Gary Cooper	5/15/2013	541128	64.80
Gayle Hershberger	5/15/2013	541129	599.41
General Cable Industries, Inc.	5/15/2013	541130	2,350.23
George P. Denson	5/15/2013	541131	307.27
Georgia Sanders Johnson	5/15/2013	541132	204.85
Gerry Dean Cadenhead Fletcher	5/15/2013	541133	57.52

MOR-61

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Gladys M. Ottey	5/15/2013	541134	1,204.61
Gladys Marie Lester	5/15/2013	541135	147.45
Glenn J. Nichenko	5/15/2013	541136	759.10
Good Shepherds Royalty Trust	5/15/2013	541137	300.99
Gordon W. Sangster	5/15/2013	541138	101.24
Harold Williams	5/15/2013	541139	308.99
Harriet Taylor Youngblood	5/15/2013	541140	799.77
Harry R. Freyer	5/15/2013	541141	1,075.66
Haward Manning, Jr.	5/15/2013	541142	56.23
Haywood W. Moseley, IV	5/15/2013	541143	94.37
Henry J. and Barbara A. Glick	5/15/2013	541144	5,448.54
Henry L. Cooper	5/15/2013	541145	518.40
Henry McCarver	5/15/2013	541146	197.32
Herbert Milsap Youngblood	5/15/2013	541147	67.55
Hobart Rutherford Key	5/15/2013	541148	253.21
Holt Production, L.L.C.	5/15/2013	541149	5,464.58
Home on The Range For Boys	5/15/2013	541150	1,893.06
Homer T. Williams	5/15/2013	541151	172.97
Horace Manning	5/15/2013	541152	56.23
Howard Spencer Anderson	5/15/2013	541153	52.26
Irish Oil & Gas Inc.	5/15/2013	541154	1,393.38
J. B. Rudd Estate Sara P. Rudd	5/15/2013	541155	2,399.27
J. B. Wilson	5/15/2013	541156	211.88
J. Bennett Johnston, Jr.	5/15/2013	541157	541.07
J. D. Manning	5/15/2013	541158	123.00
J. G. & Charlotte C. Thomas	5/15/2013	541159	98.07
J. R. Glennon, Inc.	5/15/2013	541160	419.73
Jack & Lorene Akovenko	5/15/2013	541161	1,487.48
Jack Allen Perkins	5/15/2013	541162	81.95
Jackie E. Robinson	5/15/2013	541163	167.63
Jacob C. Bell Jr	5/15/2013	541164	14,830.57
Jacqueline Robinson	5/15/2013	541165	172.97
Jae Holdings, L.L.C.	5/15/2013	541166	631.48
James B. Crawley	5/15/2013	541167	98.07
James Brandon Cullum	5/15/2013	541168	4,203.08
James C. Abercrombie	5/15/2013	541169	131.78
James E. Manning	5/15/2013	541170	109.52
James E. Whiteside	5/15/2013	541171	1,397.30
James Earl Perkins	5/15/2013	541172	81.95

MOR-62

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
James Edward Finley, Sr.	5/15/2013	541173	195.34
James Greg Wren	5/15/2013	541174	488.25
James Harold Cadenhead	5/15/2013	541175	57.52
James L & Elva Lou Johnston	5/15/2013	541176	3,695.41
James Lee Waskom, Jr.	5/15/2013	541177	103.09
James Loot	5/15/2013	541178	101.21
James Parnell Lester	5/15/2013	541179	147.45
James Stewart Thigpen	5/15/2013	541180	568.12
James Young &	5/15/2013	541181	1,418.19
Jane F. Fitterer Fam Tr dtd	5/15/2013	541182	80.64
Jane Meeks Vitrano	5/15/2013	541183	161.17
Janice Gipson	5/15/2013	541184	120.48
Janice M. Brooks	5/15/2013	541185	81.95
Janis Goodrich	5/15/2013	541186	220.49
Jeanie H. Westmoreland	5/15/2013	541187	1,810.44
Jennie Mae Shiner	5/15/2013	541188	66.49
Jenny Harlan	5/15/2013	541189	7,602.63
Jeremiah Turner Stallworth	5/15/2013	541190	168.98
Jerrell E. Terry	5/15/2013	541191	137.47
Jerry Alan Jones	5/15/2013	541192	170.16
Jerry C. Van Wert	5/15/2013	541193	79.15
Jessica Jaye Hudson	5/15/2013	541194	57.43
Jessie Anderson	5/15/2013	541195	100.67
Jessie Brooks	5/15/2013	541196	81.95
Jim Dixon, Jr.	5/15/2013	541197	136.55
Jimmy Allman & wife,	5/15/2013	541198	181.26
Jo Ann Fults Scott	5/15/2013	541199	2,507.22
Jo Anne Dixon	5/15/2013	541200	172.97
North Dakota D.H.S.	5/15/2013	541201	568.60
Joe Alton 'Jay' Greer	5/15/2013	541202	76.40
Joe And Robin Pollani	5/15/2013	541203	523.57
Joel R. Kay	5/15/2013	541204	281.65
Joel R. Woodley	5/15/2013	541205	881.96
Joel Truelove	5/15/2013	541206	1,365.00
Joetta Mayon Staggers	5/15/2013	541207	83.80
John Campbell	5/15/2013	541208	2,952.13
John Francis Van Wert Jr.	5/15/2013	541209	79.15
John H. Denson, Sr.	5/15/2013	541210	307.27
John Henry Mitchell	5/15/2013	541211	190.83

MOR-63

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
John Mosely Newsom	5/15/2013	541212	1,934.23
John Payton Clark	5/15/2013	541213	76.05
John R. Corley, III	5/15/2013	541214	168.65
John Ralph James	5/15/2013	541215	69.41
John Todaro And	5/15/2013	541216	170.13
John Wesley Manning, Jr.	5/15/2013	541217	102.77
Johnnie Marie Eila Benson	5/15/2013	541218	404.57
Johnnie Roberson	5/15/2013	541219	55.88
Johnny Ray Williams	5/15/2013	541220	172.97
Johnny V. Tamplin	5/15/2013	541221	126.49
Jon A. Kay	5/15/2013	541222	281.65
Josephine Williams Yancy	5/15/2013	541223	66.49
Joy Reeves Manley	5/15/2013	541224	588.53
Joyce Jeter	5/15/2013	541225	703.13
Judith M. Kutcher	5/15/2013	541226	59.68
Judy Harris	5/15/2013	541227	2,644.43
Judy Rae Fults	5/15/2013	541228	1,278.75
Jules Talmage Liston	5/15/2013	541229	103.29
Julie A. Ellison	5/15/2013	541230	100.40
June Jones	5/15/2013	541231	170.16
Justine Jearmchuk Bauer	5/15/2013	541232	79.59
Karen Ann Elwood Jeans	5/15/2013	541233	51.57
Karen D. Fritschi	5/15/2013	541234	3,836.32
Karen K. Green	5/15/2013	541235	281.65
Katherine Rae Verhalen Maun	5/15/2013	541236	2,430.05
Kathryn Ann Munson	5/15/2013	541237	495.83
Kathy Lynne Elwood McDaniel	5/15/2013	541238	51.57
Ken E. Herring	5/15/2013	541239	88.34
Kevin & Sonya Hartman	5/15/2013	541240	1,231.79
Kevin M. Brittner	5/15/2013	541241	129.56
Key Family Marital Deduction	5/15/2013	541242	317.25
Kim Karen Baskett	5/15/2013	541243	4,048.12
Kimberley Levine	5/15/2013	541244	129.56
Kimberly Patrice Williams	5/15/2013	541245	57.28
Kresha Collier Lane	5/15/2013	541246	51.50
Kristin V. Moseley	5/15/2013	541247	94.37
Kubas Fam Min Tr dtd 4/10/1980	5/15/2013	541248	1,472.71
LCC Trust	5/15/2013	541249	50.30
LOMOCO, Inc.	5/15/2013	541250	76.05

MOR-64

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Lacy Properties, LTD.	5/15/2013	541251	111.26
Lallance A. Adair Residuary TR	5/15/2013	541252	2,022.76
Larue M. Smith	5/15/2013	541253	71.52
Laura A. Lang	5/15/2013	541254	100.40
Laura Turner	5/15/2013	541255	220.48
Lavert Williams	5/15/2013	541256	308.99
Lawrence M. Nilsen	5/15/2013	541257	530.05
Lee Manning	5/15/2013	541258	56.23
Lena Mae Manning Scott	5/15/2013	541259	120.48
Leo C. McAfee, Jr.	5/15/2013	541260	71.52
Leon E. Wosika	5/15/2013	541261	51.01
Leonard W. Nichenko	5/15/2013	541262	743.73
Leslie Crawley Schoenfeld	5/15/2013	541263	292.71
Leta Jo Senn	5/15/2013	541264	193.83
Linda Meeks Wiest	5/15/2013	541265	161.17
Linda Puryear Dominick	5/15/2013	541266	1,289.48
Linda Robinson Clark	5/15/2013	541267	66.95
Lisa Thomas	5/15/2013	541268	170.16
Lizzie Lefall Moore	5/15/2013	541269	898.53
Lois E. Basaraba, a widow	5/15/2013	541270	2,120.22
Lois Helmig	5/15/2013	541271	1,476.06
Lois Jean Hirsch Luskey	5/15/2013	541272	140.84
Lola Annette Harrison	5/15/2013	541273	687.42
Lola McGee	5/15/2013	541274	51.90
Lonella Leffall	5/15/2013	541275	505.96
Loretta Akovenko	5/15/2013	541276	1,487.48
Lori Belinda London	5/15/2013	541277	125.20
Lorna Ann Matthiesen	5/15/2013	541278	272.60
Lou Ann Terry	5/15/2013	541279	481.01
Lucia R. Kendrick	5/15/2013	541280	409.68
Lucille Fields	5/15/2013	541281	126.49
Lynda R. Verhalen Applebaum	5/15/2013	541282	1,301.59
MAP2006-OK	5/15/2013	541283	1,118.72
MAP2009-OK	5/15/2013	541284	655.14
MBI Royalties, LLC	5/15/2013	541285	263.16
MCCH, L.L.C.	5/15/2013	541286	1,431.61
MCGR Operating Company, Inc.	5/15/2013	541287	293.04
Mabel Jean Wilson	5/15/2013	541288	259.19
Malcolm Evans	5/15/2013	541289	244.44

MOR-65

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Map2003-Net	5/15/2013	541290	303.70
Marcia Lynn Helms	5/15/2013	541291	810.79
Marcia N Anderson RevTr UTA	5/15/2013	541292	530.05
Margaret Ann Newsom Waits	5/15/2013	541293	2,063.18
Margaret FJ Harvey	5/15/2013	541294	204.85
Margarita Wilson	5/15/2013	541295	66.49
Maribeth Turner	5/15/2013	541296	220.48
Marion Steeg Bustamante	5/15/2013	541297	495.38
Marjorie Dale Owen	5/15/2013	541298	1,685.83
Mark D. Keys	5/15/2013	541299	120.28
Martha Susan White	5/15/2013	541300	82.17
Marti O'Brien	5/15/2013	541301	810.78
Martrae L. Poindexter	5/15/2013	541302	68.94
Marty B. Kuntz-Stiedl	5/15/2013	541303	533.05
Mary Ann Jennings	5/15/2013	541304	135.54
Mary Anne Crawley Convis, TTEE	5/15/2013	541305	98.07
Mary Black Sanders	5/15/2013	541306	550.51
Mary Elizabeth Graves	5/15/2013	541307	195.34
Mary F. James Mercer	5/15/2013	541308	879.07
Mary Rose Tomchuk	5/15/2013	541309	58.30
Mary Virginia Haynes	5/15/2013	541310	206.23
Mary W. Williams	5/15/2013	541311	55.35
McCamey Farm & Ranch, L.P..	5/15/2013	541312	335.21
Melanie Crawford	5/15/2013	541313	1,289.48
Melba Manning	5/15/2013	541314	56.23
Michael D. Prokop, a s/m	5/15/2013	541315	706.74
Michael Davis	5/15/2013	541316	308.99
Michael Dreyer	5/15/2013	541317	54.63
Michael E and Connie J Kasian	5/15/2013	541318	106.55
Michael Eugene O'Brien	5/15/2013	541319	405.38
Michael W. Hirsch	5/15/2013	541320	70.42
Midland Trust	5/15/2013	541321	463.98
Mildred Loot	5/15/2013	541322	227.69
Millard F. Glover Family Trust	5/15/2013	541323	75.67
Miller Oil & Gas LLC	5/15/2013	541324	264.60
Miller Trust Dated 2-25-08	5/15/2013	541325	79.36
Mitchell Dreyer	5/15/2013	541326	54.63
Monte Zakopayko	5/15/2013	541327	1,518.19
Muriel Whiteside Char Trust	5/15/2013	541328	607.39

MOR-66

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Myron & Sandra Romanyshyn	5/15/2013	541329	51.83
Myron B. Marks	5/15/2013	541330	1,107.22
NJ Schank & B Schank Irv Mn Tr	5/15/2013	541331	841.55
Nancy Powers	5/15/2013	541332	599.41
Nancy Ruth Thigpen Brown	5/15/2013	541333	568.12
Nancy Wilson	5/15/2013	541334	114.77
Narvie McDonald	5/15/2013	541335	55.88
Nellie May Gohlke Trust	5/15/2013	541336	63.26
Nortex Corporation	5/15/2013	541337	2,084.56
Northern Oil & Gas, Inc.	5/15/2013	541338	24,247.69
O.J. Holt, Jr. And Diane Holt	5/15/2013	541339	5,662.03
ONRR - Royalty	5/15/2013	541340	618.83
Oscar Lee Cargill	5/15/2013	541341	621.45
Patricia Ann Pendleton Reed	5/15/2013	541342	183.51
Patricia Ann Ramsey	5/15/2013	541343	185.21
Patricia Emily Horridge	5/15/2013	541344	345.43
Patricia M. Owens	5/15/2013	541345	71.52
Patrick Barker	5/15/2013	541346	206.25
Patrick G. Frank and	5/15/2013	541347	1,385.21
Pattye Greer Garza	5/15/2013	541348	229.13
Paul D. Hess	5/15/2013	541349	81.73
Pearlie H. Cole	5/15/2013	541350	439.27
Peggie Nell Manning	5/15/2013	541351	120.48
Peggy Jane Shows	5/15/2013	541352	137.48
Pendleton G. Baldwin Jr.	5/15/2013	541353	185.22
Penn Royalty Company	5/15/2013	541354	159.63
Petroleum Investments, Inc.	5/15/2013	541355	947.21
Phyllis Yvonne Tucker	5/15/2013	541356	81.95
Pinebough Properties, LTD.	5/15/2013	541357	131.92
Pittsburgh Corporation Inc.	5/15/2013	541358	14,060.99
RCPTX, LTD.	5/15/2013	541359	51.01
RSD Holdings, LLC	5/15/2013	541360	189.72
Ralph Marks	5/15/2013	541361	1,107.22
Rhonda Sue Patterson Coleman	5/15/2013	541362	1,665.74
Richard Allen Hatcher	5/15/2013	541363	70.95
Richard E. Rosengarten	5/15/2013	541364	281.65
Richard Garrett Key	5/15/2013	541365	253.21
Richard W. Brown	5/15/2013	541366	481.02
Rickey Max Pendleton	5/15/2013	541367	183.51

MOR-67

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Robbie Lynn Finley	5/15/2013	541368	195.34
Robby Patterson	5/15/2013	541369	51.68
Robert B. Moseley	5/15/2013	541370	94.37
Robert E. Agnor	5/15/2013	541371	502.78
Robert L. Yates And	5/15/2013	541372	4,531.71
Robert M. Steeg	5/15/2013	541373	495.38
Robert and Margie Rather Trust	5/15/2013	541374	1,139.06
Rockie & Jeanne Kukla	5/15/2013	541375	1,094.95
Roger Wayne Greer, Jr.	5/15/2013	541376	76.40
Ronald H. Sangster d/b/a	5/15/2013	541377	101.24
Roy & Margaret Berryman	5/15/2013	541378	99.32
Roy A. & Ann Basaraba	5/15/2013	541379	8,807.77
Roy Wendell Lester, Sr. &	5/15/2013	541380	1,274.24
Royalty Clearinghouse Prtnsp	5/15/2013	541381	1,147.21
Royce Hargrove Brown	5/15/2013	541382	1,377.81
Ruby Nell Manning Raven	5/15/2013	541383	120.48
Ryan M. and Lisa Kuntz,	5/15/2013	541384	947.27
SR Royalty LLC	5/15/2013	541385	381.50
Sally Hesser Bates	5/15/2013	541386	143.03
Sally Van Wert Satterwhite	5/15/2013	541387	79.15
Sammie Lester Jr.	5/15/2013	541388	68.94
Samson Lone Star, LLC	5/15/2013	541389	644.75
Samuel Ray Lavender	5/15/2013	541390	206.22
Sandra Byrd	5/15/2013	541391	1,289.48
Sandra Engler Gerrie	5/15/2013	541392	6,341.89
Sandra Schaefer	5/15/2013	541393	1,487.48
Sara Jo Englander	5/15/2013	541394	211.25
Sarah Jean Harper	5/15/2013	541395	104.51
Sarah Wells Calvert	5/15/2013	541396	585.54
Scott A. Harris	5/15/2013	541397	2,644.43
Shadwell Resources, LLC	5/15/2013	541398	1,489.21
Shannon M. Fritz	5/15/2013	541399	710.73
Sharon W. Timmons	5/15/2013	541400	204.04
Sherman Perkins	5/15/2013	541401	81.95
Sherry Jane Youngblood Conrad	5/15/2013	541402	799.75
Shirley Waskom Childs	5/15/2013	541403	103.09
Slawson Exploration Co., Inc.	5/15/2013	541404	756.51
Sonia Williams Babers	5/15/2013	541405	186.44
Stacy Ann Glasscock	5/15/2013	541406	405.38

MOR-68

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
State Of Texas	5/15/2013	541407	1,403.77
State of ND acting by/through	5/15/2013	541408	15,141.23
Stephanie Lister	5/15/2013	541409	740.80
Stephen Matt Gose III	5/15/2013	541410	419.73
Stephen Paul Herring	5/15/2013	541411	88.34
Steven A. Kuntz	5/15/2013	541412	710.88
Steven J. Prokop	5/15/2013	541413	706.74
Susan Agnes Toye	5/15/2013	541414	193.83
Susan Blanchard	5/15/2013	541415	195.34
Susan Foster	5/15/2013	541416	272.60
Susanna Key Weiser	5/15/2013	541417	506.40
Sylvia Carrell	5/15/2013	541418	211.73
Sylvia McKay Chastain	5/15/2013	541419	172.18
T.L. & Betty Bezzerides	5/15/2013	541420	81.73
Terrence John&Patricia Tomchuk	5/15/2013	541421	62.19
Terry L. McGowan	5/15/2013	541422	55.88
Texas-Ellis Properties LTD	5/15/2013	541423	56.33
The Gose Family Trust	5/15/2013	541424	2,940.32
The Judy Tewell Trust	5/15/2013	541425	345.43
The Nancy A. Green Trust	5/15/2013	541426	100.40
The Olienyk Revoc. Living Tr.	5/15/2013	541427	2,473.59
The Pfanenstiel Company, LLC	5/15/2013	541428	4,664.23
Thomas Fisher Key	5/15/2013	541429	253.21
Thomas H. Gose	5/15/2013	541430	417.52
Thomas Howard Thigpen	5/15/2013	541431	568.12
Thomas J. Caveness	5/15/2013	541432	201.82
Thomas Kennedy	5/15/2013	541433	156.61
Thomas Melvin Adair	5/15/2013	541434	252.83
Tina Williams Wilson	5/15/2013	541435	157.38
Tomchuk Lvng Tr dtd 1/19/00	5/15/2013	541436	58.30
Tommy E. Brooks	5/15/2013	541437	81.95
Tommy Lee Waskom	5/15/2013	541438	103.10
Tony I. Rambousek Mineral	5/15/2013	541439	841.55
Traci Ferguson-Hodge	5/15/2013	541440	284.59
Travis Park United Methodist	5/15/2013	541441	258.95
Travis Vernon Fults	5/15/2013	541442	1,278.75
Triple J Investments Inc.	5/15/2013	541443	227.11
Trust U/W/O Sallie Mcgee Lentz	5/15/2013	541444	963.95
UR Of America LTD, Aka	5/15/2013	541445	117.40

MOR-69

All Disbursements for May 2013

May 2013 Revenue Checks Paid to Royalty and Working Interest Owners
PAYEE	DATE	NUMBER	AMOUNT
Vernon G. Calvin Jr.	5/15/2013	541446	75.03
Vernon L Foster Jr-2001 Dcl of	5/15/2013	541447	1,044.96
Vernon L. Herring	5/15/2013	541448	88.34
Vertice Lee Manning	5/15/2013	541449	109.52
Vester Lois Manning	5/15/2013	541450	120.48
Victory Exploration, LLC	5/15/2013	541451	52.46
W & A Properties, Inc.	5/15/2013	541452	99.22
W. F. Palmer	5/15/2013	541453	426.74
Wallace J Wock&Virginia B Wock	5/15/2013	541454	11,525.67
Wallace Lee Albrecht Rev Tr	5/15/2013	541455	109.52
Walta Robin Wynne	5/15/2013	541456	344.31
Wanda Joyce McAfee	5/15/2013	541457	71.52
Wavey T. Lester	5/15/2013	541458	147.45
Wesley J. Manning	5/15/2013	541459	133.86
Westco Family Ltd Partnership	5/15/2013	541460	664.68
William Adams	5/15/2013	541461	101.20
William Arthur Stern, Jr.	5/15/2013	541462	281.65
William F. Michaels, Indvly&as	5/15/2013	541463	1,596.61
William Lee Vick	5/15/2013	541464	50.30
William P. Finley	5/15/2013	541465	162.73
William W. Curtis	5/15/2013	541466	151.44
Willie Charles Manning	5/15/2013	541467	133.86
Willie F. Cooper, III	5/15/2013	541468	64.80
Willie Richardson And	5/15/2013	541469	137.66
Yates Petroleum Corporation	5/15/2013	541470	1,875.47
Youngblood, Ltd.	5/15/2013	541471	1,166.06
TOTAL REVENUE CHECKS			1,268,983.13

MOR-70

Exhibit V

GMX BANK RECONCILIATION
OPERATING ACCOUNT, SWEEP ACCOUNT & CONTROLLED DISBURSEMENT ACCOUNT

Ending Balance per Bank Statement	$7,192,982
Plus: Total Outstanding Deposits	$35,750
Less: Total Amounts of Outstanding	$(798,884)
Checks & Other Debits
Less: Service Charges	$—
Ending Balance per Check Register	$6,429,848

The summary pages of the Company's three bank statements that make up the total operating accounts are provided below.

MOR-71

CapitalOne Bank
Commercial Banking Group

MANAGE YOUR CASH

CASH MANAGEMENT CHECKING MONEY MARKET CDs LOANS

GMX RESOURCES, INC
OPERATING ACCOUNT
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

4 Contact your Relationship Manager to discuss targeted solutions for your evolving business needs.

IMPORTANT MESSAGES

Extended service hours available; call your Relationship Manager or Treasury Management Sales Advisor for more details.

ACCOUNT SUMMARY FOR PERIOD MAY 01, 2013 - MAY 31, 2013

Commercial Checking [redacted] GMX RESOURCES, INC

Previous Balance 04/30/13	$329,666.23	Number of Days in Cycle	31
68 Deposits/Credits	$184,561,365.10	Minimum Balance This Cycle	$150,000.00
84 Checks/Debits	($184,703,616.33)	Average Collected Balance	$148,549.85
Service Charges	$0.00		
Ending Balance 05/31/13	$187,415.00		

ACCOUNT DETAIL FOR PERIOD MAY 01, 2013 - MAY 31, 2013

Commercial Checking [redacted] GMX RESOURCES, INC

Date	Description	Deposits/Credits	Withdrawals/Debits	Resulting Balance
05/01	ACH deposit SWEEP REPURCHASE PRINCIPAL 050113 GMX RESOURCES, INC CUST. PRIN CR	$6,556,889.20		$6,886,555.43
05/01	Customer deposit	$56,140.56		$6,942,695.99
05/01	Wire transfer deposit WASKOM GAS PROCE SSING COMP 050113 130501112315F100	$2,059.10		$6,944,755.09
05/01	ACH deposit SWEEP REPURCHASE INTEREST 050113 GMX RESOURCES, INC CUST. INT. CR	$9.11		$6,944,764.20
05/01	Wire transfer withdrawal East Texas Explo ration, LL 050113		$3,525.53	$6,941,238.67

Thank you for banking with us

PAGE 1 OF 10

Branch bank products and services offered by Capital One, N.A., Capital One Bank is a trade name of Capital One, N.A. and does not refer to a separately insured institution, Member FDIC, © 2013 Capital One, All rights reserved.

MEMBER FDIC
EQUAL HOUSING LENDER

MOR-72

Capital One Bank
Investments Department
P.O. Box 85532
Richmond, VA 23285-5532
(866) 632-8888

Investment Account

GMX RESOURCES, INC
9400 NORTH BROADWAY SUITE 600
OKLAHOMA CITY,OK 73114

ACCOUNT NUMBER [redacted]
CUSTOMER NUMBER [redacted]

OVERNIGHT INVESTMENT RECAP FOR THE MONTH

DATES	YIELD	RATE	REPO/ EURO	INVESTMENT PURCHASE	INTEREST EARNED	INVESTMENT REDEMPTION
05/01/13@ 1	0.0507%	0.0500%	R	6,201,484.75	8.61	6,201,493.36
05/02/13@ 1	0.0507%	0.0500%	R	6,221,720.71	8.64	6,221,729.35
05/03/13@ 3	0.0507%	0.0500%	R	5,589,910.48	23.29	5,589,933.77
05/06/13@ 1	0.0507%	0.0500%	R	5,492,077.27	7.63	5,492,084.90
05/07/13@ 1	0.0507%	0.0500%	R	5,423,697.12	7.53	5,423,704.65
05/08/13@ 1	0.0507%	0.0500%	R	8,545,618.36	11.87	8,545,630.23
05/09/13@ 1	0.0507%	0.0500%	R	8,483,395.49	11.78	8,483,407.27
05/10/13@ 3	0.0507%	0.0500%	R	9,001,957.67	37.51	9,001,995.18
05/13/13@ 1	0.0507%	0.0500%	R	8,940,379.69	12.42	8,940,392.11
05/14/13@ 1	0.0507%	0.0500%	R	9,459,021.41	13.14	9,459,034.55
05/15/13@ 1	0.0507%	0.0500%	R	9,365,719.88	13.01	9,365,732.89
05/16/13@ 1	0.0507%	0.0500%	R	9,183,628.22	12.76	9,183,640.98
05/17/13@ 3	0.0507%	0.0500%	R	9,170,434.13	38.21	9,170,472.34
05/20/13@ 1	0.0507%	0.0500%	R	9,993,301.70	13.88	9,993,315.58
05/21/13@ 1	0.0507%	0.0500%	R	9,555,834.76	13.27	9,555,848.03
05/22/13@ 1	0.0507%	0.0500%	R	9,152,442.67	12.71	9,152,455.38
05/23/13@ 1	0.0507%	0.0500%	R	9,146,224.53	12.70	9,146,237.23
05/24/13@ 4	0.0507%	0.0500%	R	8,990,594.41	49.95	8,990,644.36
05/28/13@ 1	0.0507%	0.0500%	R	8,043,806.95	11.17	8,043,818.12
05/29/13@ 1	0.0507%	0.0500%	R	8,085,182.81	11.23	8,085,194.04
05/30/13@ 1	0.0507%	0.0500%	R	7,729,378.31	10.74	7,729,389.05
05/31/13@ 3	0.0507%	0.0500%	R	7,005,166.52	29.19	7,005,195.71
33 DAY TOTAL:	0.0507%	0.0500%		8,099,627.23	371.24	8,099,998.47

TOTAL INVESTMENT DOLLARS MTD: 178,780,977.84
TOTAL INTEREST EARNED MTD: 371.24
TOTAL INVESTMENT RETURNS MTD: 178,781,349.08

MOR-73

Capital One Bank Commercial Banking Group

MANAGE YOUR CASH

CASH MANAGEMENT CHECKING MONEY MARKET CDs LOANS

Control Disbursement Account

GMX RESOURCES, INC
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N. BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

▸ Contact your Relationship Manager to discuss targeted solutions for your evolving business needs.

IMPORTANT MESSAGES

Extended service hours available; call your Relationship Manager or Treasury Management Sales Advisor for more details.

ACCOUNT SUMMARY FOR PERIOD MAY 01, 2013 - MAY 31, 2013

Commercial Checking [redacted] — GMX RESOURCES, INC

Previous Balance 04/30/13	$0.00	Number of Days in Cycle	31
22 Deposits/Credits	$3,121,661.02	Minimum Balance This Cycle	$0.00
1227 Checks/Debits	($3,121,261.02)	Average Collected Balance	$721.73
Service Charges	$0.00		
Ending Balance 05/31/13	$400.00		

ACCOUNT DETAIL FOR PERIOD MAY 01, 2013 - MAY 31, 2013

Commercial Checking [redacted] — GMX RESOURCES, INC

Date	Description	Deposits/Credits	Withdrawals/Debits	Resulting Balance
05/01	Control disbursement funding CAP CD INHOUSE CONT.DISB. 050113 GMX RESOURCES	$183,814.41		$183,814.41
05/01	Check 215496		$122,934.37	$60,880.04
05/01	Check 215476		$33,337.52	$27,542.52
05/01	Check 539427		$8,979.80	$18,562.72
05/01	Check 539362		$4,082.28	$14,480.44
05/01	Check 539250		$1,497.77	$12,982.67
05/01	Check 215491		$1,082.84	$11,899.83
05/01	Check 540304		$968.41	$10,931.42
05/01	Check 538878		$817.69	$10,113.73
05/01	Check 540163		$785.30	$9,328.43

Thank you for banking with us

PAGE 1 OF 42

Branch bank products and services offered by Capital One, N.A.,
Capital One Bank is a trade name of Capital One, N.A.
and does not refer to a separately insured institution,
Member FDIC, © 2013 Capital One, All rights reserved.

MEMBER FDIC EQUAL HOUSING LENDER

MOR-74